UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2
VirnetX Holding Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

VirnetX Holding Corporation 308 Dorla Court Zephyr Cove, NV 89448 www.virnetx.com April 28, 2023
To the Stockholders of VirnetX Holding Corporation:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders and any adjournment or postponement thereof (the “Annual Meeting”) of VirnetX Holding Corporation (“VirnetX,” the “Company,” “we,” “us,” or similar term) to be held on Thursday, June 15, 2023, at 10:00 a.m. Pacific Time. This year, the Annual Meeting will be held in virtual format, by which you will be able to listen to the meeting live, vote and submit questions limited to the proposals described in the proxy statement accompanying this letter (the “Proxy Statement”). How you may attend the Annual Meeting and vote depends on whether you are an objecting or non-objecting beneficial owner or whether you are a registered stockholder; if your status is unclear, please email info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time to confirm.
If you are an objecting or non-objecting beneficial owner (that is, if your shares are held at a brokerage): You must email info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive a control identification number and a company-issued password. To attend the meeting, visit https://agm.issuerdirect.com/vhc, where you will be asked to enter both codes received from us. To vote, visit https://central.proxyvote.com/pv/web, where you will be asked to enter the control identification number located on your proxy card, received from Broadridge Financial Solutions, Inc.
If you are a registered stockholder: To attend the meeting, visit https://agm.issuerdirect.com/vhc, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation. To vote, visit www.iproxydirect.com/VHC, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation.
Prior to the Annual Meeting, you may also submit questions relating to the proposals and VirnetX’s business generally by emailing info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time. We will review these questions and answer as many as possible in the time allotted for the meeting.
At the Annual Meeting, we will ask you to consider the following proposals:
1.	To elect Kendall Larsen and Gary W. Feiner as our Class I directors;
2.	To ratify the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers;
4.	To hold an advisory vote on the frequency of holding future advisory votes on the compensation paid to our named executive officers;
5.	To approve the Company’s Amended and Restated 2013 Equity Incentive Plan and the reservation of shares thereunder; and
6.	To transact such other business that may properly come before the Annual Meeting.
Our board of directors has fixed the close of business on April 24, 2023 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record as of the Record Date may vote at the Annual Meeting. Further information regarding voting rights and matters to be voted upon is presented in the accompanying proxy statement.
On or about April 28, 2023, we expect to mail to our stockholders of record as of the Record Date a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) online.

The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. The Proxy Statement and the Annual Report can be accessed directly at www.iproxydirect.com/VHC. All you have to do is enter the control and request identification numbers located on your proxy card.
Our Proxy Statement, Proxy Card and Annual Report for the year ended December 31, 2022 are available at www.iproxydirect.com/VHC.
YOUR VOTE IS IMPORTANT TO US.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD OR VOTING INSTRUCTION
CARD AS INSTRUCTED OR VOTE BY TELEPHONE OR USING THE INTERNET AS
INSTRUCTED ON THE PROXY CARD OR VOTING INSTRUCTION CARD.

Sincerely,

Kendall Larsen
Chairman of the Board of Directors
Zephyr Cove, Nevada
April 28, 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2023
On Thursday, June 15, 2023, VirnetX Holding Corporation will hold its 2023 Annual Meeting of Stockholders at 10:00 a.m. Pacific Time. We refer to the 2023 Annual Meeting of Stockholders, together with any postponements, adjournments or other delays thereof, as the Annual Meeting. How you may attend the Annual Meeting and vote depends on whether you are an objecting or non-objecting beneficial owner or whether you are a registered stockholder; if your status is unclear, please email info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time to confirm.
If you are an objecting or non-objecting beneficial owner (that is, if your shares are held at a brokerage): You must email info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive a control identification number and a company-issued password. To attend the meeting, visit https://agm.issuerdirect.com/vhc, where you will be asked to enter both codes received from us. To vote, visit https://central.proxyvote.com/pv/web, where you will be asked to enter the control identification number located on your proxy card, received from Broadridge Financial Solutions, Inc.
If you are a registered stockholder: To attend the meeting, visit https://agm.issuerdirect.com/vhc, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation. To vote, visit www.iproxydirect.com/VHC, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation.
Prior to the Annual Meeting, you may also submit questions relating to the proposals and VirnetX’s business generally by emailing info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time. We will review these questions and answer as many as possible in the time allotted for the meeting.
The Annual Meeting will be held for the following purposes:
1.	To elect Kendall Larsen and Gary W. Feiner as our Class I directors;
2.	To ratify the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers;
4.	To hold an advisory vote on the frequency of holding future advisory votes on the compensation paid to our named executive officers;
5.	To approve the Company’s Amended and Restated 2013 Equity Incentive Plan and the reservation of shares thereunder; and
6.	To transact such other business that may properly come before the Annual Meeting.
The foregoing items of business are further described in the proxy statement accompanying this notice (the “Proxy Statement”). Included with the Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023 (the “Annual Report”). We encourage you to read the Annual Report. It includes our audited financial statements and information about our operations, markets and products. The close of business on April 24, 2023 has been fixed by our board of directors as the record date for the determination of stockholders entitled to notice of, and to vote at, our Annual Meeting (the “Record Date”). As of the Record Date, there were 71,428,253 shares of common stock issued and outstanding. Stockholders of record as of the Record Date may vote at the Annual Meeting.

Your vote is important to us. Whether or not you plan to attend the meeting, please complete, sign, date and return the proxy card or voting instruction card as instructed or vote by telephone or using the internet as instructed on the proxy card or voting instruction card. Returning the proxy card, voting online or voting by telephone will ensure your representation at the meeting, but does not deprive you of your right to attend the meeting and vote your shares. The Proxy Statement explains more about the proxy voting process. Please read it carefully. We look forward to your attendance at the Annual Meeting.

Kathleen Larsen
Corporate Secretary
Zephyr Cove, Nevada
April 28, 2023
Our Proxy Statement, Proxy Card and Annual Report for the year ended December 31, 2022 are available at www.iproxydirect.com/VHC.
YOUR VOTE IS IMPORTANT TO US.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD OR VOTING INSTRUCTION
CARD AS INSTRUCTED OR VOTE BY TELEPHONE OR USING THE INTERNET AS
INSTRUCTED ON THE PROXY CARD OR VOTING INSTRUCTION CARD.

i

ANNUAL MEETING OF STOCKHOLDERS
OF
VIRNETX HOLDING CORPORATION
PROXY STATEMENT
The Board of Directors (the “Board”) of VirnetX Holding Corporation (“we,” “us,” the “Company” or “VirnetX”) is providing these proxy materials to you for use in connection with the 2023 Annual Meeting of Stockholders to be held on Thursday, June 15, 2023 at 10:00 a.m. Pacific Time, and at any postponement or adjournment thereof (the “Annual Meeting”). For instructions on how to attend the Annual Meeting, please see the section titled “Annual Meeting Instructions.”
Stockholders of record as of April 24, 2023 (the “Record Date”) are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement (the “Proxy Statement”).
The Notice of Internet Availability (the “Notice”) will be first mailed to stockholders of record as of the Record Date on or about April 28, 2023. These proxy solicitation materials combined with the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”), including financial statements, were first made available online, on or about April 28, 2023. Our principal executive offices are located at 308 Dorla Court, Zephyr Cove, Nevada 89448, and our telephone number is (775) 548-1785. We maintain a website at www.virnetx.com. The information on our website is not incorporated by reference in the Proxy Statement.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING
Q:	Why am I receiving these materials?
A:
We have made these materials available to you online or, upon your request, have delivered versions of these materials to you by mail or email, in connection with our solicitation of proxies for use at the Annual Meeting, which will take place on Thursday, June 15, 2023. As a VirnetX stockholder as of the Record Date, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in the Proxy Statement.

Q:	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials this year instead of a full set of proxy materials?
A:
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials online. Accordingly, the Notice containing instructions on how to access our proxy materials is first being mailed on or around April 28, 2023. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	What is included in the proxy materials?
A:	The proxy materials include:
•	the Proxy Statement; and
•	the Annual Report, which includes our audited consolidated financial statements.
If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction card for the Annual Meeting.
Q:	How can I get electronic access to the proxy materials?
A:	The Notice will provide you with instructions regarding how to:
•	view our proxy materials for the Annual Meeting online; and
•	instruct us to send future proxy materials to you electronically by email.
Choosing to access the proxy materials on the internet or receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:	How may I obtain the Annual Report?
A:
Stockholders may request a free copy of the Annual Report by writing to us at P.O. Box 439, Zephyr Cove, NV 89448 (Attention: Investor Relations). You may also obtain a copy free of charge from our website at www.virnetx.com. You may also obtain a copy of the Annual Report filed with the SEC on March 31, 2023 online at www.sec.gov.

Q:	Who pays for the expenses of soliciting proxies and what are the means of solicitation?
A:
The expenses associated with the Company’s solicitation of proxies for the Annual Meeting are to be paid by the Company. Such solicitation of proxies may be made by means of personal calls to, or telephonic, facsimile or electronic communications with, stockholders or their representatives by our directors, officers and employees, who will not be specially compensated for such services. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners.

Q:	How can I attend the Annual Meeting?
A:
The Annual Meeting will be a completely virtual meeting of stockholders, which we believe provides the opportunity for participation by a broader group of stockholders while reducing the environmental impact and the costs associated with in-person meetings.

How you may attend the Annual Meeting and vote depends on whether you are an objecting or non-objecting beneficial owner or whether you are a registered stockholder; if your status is unclear, please email info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time to confirm.
If you are an objecting or non-objecting beneficial owner (that is, if your shares are held at a brokerage): You must email info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive a control identification number and a company-issued password. To attend the meeting, visit https://agm.issuerdirect.com/vhc, where you will be asked to enter both codes received from us. To vote, visit https://central.proxyvote.com/pv/web, where you will be asked to enter the control identification number located on your proxy card, received from Broadridge Financial Solutions, Inc.
If you are a registered stockholder: To attend the meeting, visit https://agm.issuerdirect.com/vhc, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation. To vote, visit www.iproxydirect.com/VHC, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation.
We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world. During the meeting, you will have the ability to submit questions real-time via the virtual meeting website. Prior to the meeting, you may also submit questions relating to the proposals and VirnetX's business generally by emailing info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time. We will review these questions and answer as many as possible in the time allotted for the meeting.
The Annual Meeting webcast will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

Q:	Who is entitled to vote at the Annual Meeting?
A:
Stockholders who our records show owned shares of VirnetX as of the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, we had a total of 71,428,253 shares of common stock outstanding. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

Q:	What is the difference between holding shares as a registered stockholder and as a street name stockholder?
A:
Registered Stockholders. If your shares are registered directly in your name with VirnetX’s transfer agent, you are considered the stockholder of record with respect to those shares, and the Proxy Statement was provided to you directly. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on a proxy card or to vote at the Annual Meeting.

Street Name Stockholders. If your shares are held by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name and the Proxy Statement should be forwarded to you by your broker, bank or other nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction card for you to use.
Q:	What am I voting on?
A:	Our stockholders will vote on the following matters at the Annual Meeting:
1.	Election of Kendall Larsen and Gary W. Feiner as our Class I directors;
2.	Ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	An advisory vote on the compensation paid to our named executive officers;
4.	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;
5.	Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan and the reservation of shares thereunder; and
6.	Any other business that may properly come before the Annual Meeting.
Q:	How does the Board recommend I vote on these proposals?
A:	The Board recommends a vote:
1.	FOR the election of Kendall Larsen and Gary W. Feiner as our Class I directors;
2.	FOR the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	FOR the approval of the compensation of our named executive officers;
4.	FOR a three-year frequency of advisory votes on the compensation of our named executive officers; and
5.	FOR the approval of the Company’s Amended and Restated 2013 Equity Incentive Plan and the reservation of shares thereunder.
Q:	How do I vote?
A:
You may either vote “FOR” the any of nominees to the Board or you may “WITHHOLD” your vote for any of the nominees to the Board. For each of the proposals related to (i) ratification of Farber Hass Hurley LLP as our independent registered public accounting firm; (ii) compensation of our named executive officers; and

(iii) the approval of the Company’s Amended and Restated 2013 Equity Incentive Plan and the reservation of shares thereunder, you may vote “FOR,” “AGAINST” or “ABSTAIN.” You may vote for every “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or “ABSTAIN” from voting for the proposal related to the frequency of future advisory votes on the compensation of our named executive officers.
Registered Stockholders: Registered stockholders may vote by one of the following methods:
•	At the Annual Meeting. Stockholders who attend the Annual Meeting may vote at the Meeting. Please see “How can I attend the Annual Meeting?” above for further information;
•	By Mail. If printed copies of the proxy materials were mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided;
•
By Telephone. Stockholders of record as of the Record Date who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards or the Notice or by following the voting instructions provided by email or over the internet; or

•	Online. Stockholders of record with internet access may submit proxies via the internet by following the “Vote by Internet” instructions described in the Notice.
Please note that online and telephone voting facilities for registered stockholders will close at 11:59 p.m. Eastern Time on June 14, 2023.
Street Name Stockholders: If your shares are held by a broker, bank or other nominee, you should have received instructions from your broker, bank or other nominee on how to vote or instruct your broker, bank or other nominee to vote your shares. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request and obtain a legal proxy from your broker, bank or other nominee.
Street name stockholders may generally vote by one of the following methods:
•	By Mail. If printed copies of the proxy materials were mailed to you, you may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope provided to you;
•
By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information provided by your bank, broker or other nominee to determine whether you may vote by telephone or electronically on the internet, and follow the instructions on the voting instruction card or other information provided by the record holder; or

•
At the Annual Meeting with a Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her broker, bank or other nominee. Please consult the voting instruction card provided to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote at the Annual Meeting.

Q:	How many votes do I have?
A:	On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date. Stockholders may not cumulate votes.
Q:	Will there be any other items of business on the agenda?
A:
We do not know of any business to be considered at the Annual Meeting other than the proposals described in the Proxy Statement. However, if any other business is properly presented at the Annual Meeting pursuant to guidelines described in our bylaws, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the Annual Meeting. Such matters include, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, including without limitation, for the purpose of soliciting additional proxies.

Q:	If I submit a proxy, how will it be voted?
A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, and you sign and return your proxy card with no further instructions, the shares will be voted in accordance with the recommendations of the Board, as follows:

1.	FOR the election of Kendall Larsen and Gary W. Feiner as our Class I directors;
2.	FOR the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	FOR the approval of the compensation paid to our named executive officers;
4.	FOR a three-year frequency of advisory votes on the compensation of our named executive officers; and
5.	FOR the approval of the Company’s Amended and Restated 2013 Equity Incentive Plan and the reservation of shares thereunder.
Q:	Can I change my vote after submitting my proxy?
A:	Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:
•	you may submit another properly completed proxy card with a later date;
•	you may send a written notice that you are revoking your proxy to VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448;
•	you may vote again on a later date online or by telephone (only your latest online or telephone proxy submitted prior to the Annual Meeting will be counted); or
•	you may attend the Annual Meeting and vote (attendance at the Annual Meeting will not by itself revoke a previously granted proxy).
•	by submitting new voting instructions to your broker, bank or other nominee; or
If you are a beneficial owner of shares held in street name, you may change your vote:
•
if you have obtained a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting (attendance at the Annual Meeting will not by itself revoke a previously granted proxy).

Q:	How are votes counted?
A:
For Proposal I - Election of Two Class I Directors, you may vote “FOR” any of the nominees or your vote may be “WITHHELD” with respect to any of the nominees. Votes that are withheld will be excluded entirely and will have no effect in the election of a director. If you hold your shares in street name, please note that your broker, bank or other nominee may not vote your shares in the election of the director without instructions from you. Thus, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote in the election of the director, no votes will be cast on your behalf, but your proxy will be counted for the purpose of establishing a quorum.

The director nominee receiving the highest number of votes cast by the shares present (including virtually) or by proxy and entitled to vote at the Annual Meeting on this matter will be elected to the Board.
For Proposal II - Ratification of Farber Hass Hurley LLP as our Independent Registered Public Accounting Firm, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you abstain from voting on Proposal II, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum and your abstention will have the same effect as a vote against the proposal. If you hold your shares in street name, your broker, bank or nominee will have discretionary authority to vote on Proposal II if they do not receive instructions from you.
Ratification of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 will require the affirmative vote of a majority of the shares present (including virtually) or by proxy and entitled to vote at the Annual Meeting on this matter.

For Proposal III - Advisory Vote to Approve the Compensation of Named Executive Officers, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you abstain from voting on Proposal III, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum, but your abstention will have the same effect as a vote against the proposal. If you hold your shares in street name, your broker, bank or other nominee may not vote your shares on Proposal III without instructions from you. Thus, if you hold your shares in street name and you do not instruct your broker how to vote with regard to Proposal III, no votes will be cast on your behalf, but your proxy will be counted for the purpose of establishing a quorum.
The approval, on an advisory basis, of the compensation of our named executive officers will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting on this matter.
As an advisory vote, the outcome of the vote on this Proposal is not binding. However, our compensation committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders and will consider the outcome of this vote when making future executive compensation decisions.
For Proposal IV - Advisory Vote on Frequency of Advisory Vote on Executive Compensation, you may vote “FOR” a vote every ONE, TWO, or THREE years, or you may “ABSTAIN” from voting. If you abstain from voting on Proposal IV, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum and your abstention will have no effect on the outcome of the vote. If you hold your shares in street name, your broker, bank or other nominee may not vote your shares on Proposal IV without instructions from you. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in regard to Proposal IV, no votes will be cast on your behalf, but your proxy will be counted for the purpose of establishing a quorum.
The option of “ONE YEAR,” “TWO YEARS,” or “THREE YEARS” receiving the highest number of votes cast by the shares present in person or by proxy and entitled to vote at the Annual Meeting on this matter will be the frequency for the advisory vote on executive compensation recommended by stockholders.
As an advisory vote, the outcome of the vote on this Proposal is not binding. However, it is the intention of the Board to take into consideration the preference of our shareholders when it adopts its policy regarding how frequently to seek an advisory vote on the compensation of our named executive officers.
For Proposal V - Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you abstain from voting on Proposal V, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum, but your abstention will have the same effect as a vote against the proposal. If you hold your shares in street name, your broker, bank or other nominee may not vote your shares on Proposal V without instructions from you. Thus, if you hold your shares in street name and you do not instruct your broker how to vote with regard to Proposal V, no votes will be cast on your behalf, but your proxy will be counted for the purpose of establishing a quorum.
The approval of the Company’s Amended and Restated 2013 Equity Incentive Plan and the reservation of shares thereunder will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting on this matter
Finally, if you sign and return your proxy card with no further instructions, your shares will be counted as a vote “FOR” Kendall Larsen and Gary W. Feiner as Class I director nominees; “FOR” the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; “FOR” an advisory vote to approve the compensation of our named executive officers; “FOR” a THREE-YEAR frequency of advisory votes to approve the executive compensation of our named executive officers; and “FOR” the approval of the Company’s Amended and Restated 2013 Equity Incentive Plan and the reservation of shares thereunder. In addition, the proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.
Q:	What is the quorum requirement?
A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock are represented by stockholders as of the Record Date present at the meeting (including virtually) or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy or if you vote at the Annual Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.
Q:	What effect do abstentions and broker non-votes have on quorum requirements?
A:
Abstentions and broker non-votes are counted as present for establishing a quorum for the transaction of business at the Annual Meeting. A “broker non-vote” occurs when a broker votes on a matter it does not have authority to vote on.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. If you hold common stock through a broker and you have not given voting instructions to the broker, the broker will be prevented from voting shares on non-routine matters, resulting in a “broker non-vote.” Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares on routine matters but expressly instructing that the broker is NOT voting on non-routine matters. Ratification of our independent registered public accounting firm (Proposal II) contained in this Proxy Statement is considered a routine matter. However, Proposals I, III, IV and V are considered non-routine matters.
Brokers do not have discretionary authority to vote on the non-routine matters, so it is very important that you instruct your broker how to vote with respect to these proposals.
Q:	I share an address with another stockholder, and we received only one copy of the Notice. How may I obtain an additional copy of the Notice or proxy materials?
A:
In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice or our proxy materials if a full set is requested, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one Notice or set of proxy materials from us and would like to request a separate copy of these materials, please: (1) mail your written request to VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448 (Attention: Investor Relations), or (2) call our Investor Relations department at (775) 548-1785. Additional copies of the proxy materials will be sent promptly after receipt of your request. Similarly, you may also contact us if you received multiple copies of our proxy materials and would prefer to receive a single copy in the future.
Q:	What does it mean if I receive more than one Notice?
A:	It means that you hold shares in more than one account. To the extent that you would like to vote all of your shares in favor of the Board’s recommendations, sign, date and return each proxy card.
Q:	Who tabulates the votes and how will I know the results of the voting at the Annual Meeting?
A:	The votes will be tabulated by an independent inspector of election, who will be a representative of Issuer Direct Corporation.
Q:	How do I contact the Board?
A:	You can send written communications to the Board or any individual director in accordance with our bylaws, addressed to:
Board of Directors, Nominating and Corporate Governance Committee,
or name of individual director
c/o Corporate Secretary
VirnetX Holding Corporation
P.O. Box 439
Zephyr Cove, Nevada 89448

Our Corporate Secretary will then direct such communications (except for solicitations or other matters unrelated to us) to the relevant director(s).
Q:	Where are your principal executive offices?
A:	Our principal executive offices are located at 308 Dorla Court, Zephyr Cove, Nevada 89448. Our telephone number is (775) 548-1785.
Q:	How do I submit a stockholder proposal for the 2024 Annual Meeting of Stockholders?
A:
Stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Company in a timely manner. In order to be included in the proxy statement for the 2024 Annual Meeting of Stockholders, stockholder proposals must be received by the Company no later than December 30, 2023 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, the Company’s bylaws establish an advance notice procedure for stockholders who wish to present certain matters, including the nomination of directors, before an annual meeting of stockholders without including those matters in the Company’s proxy statement. In general, such proposals, including the information required by the Company’s bylaws, must be received by the Company no earlier than February 16, 2024 and no later than March 17, 2024.
If the date of the stockholder meeting is moved more than 25 days from the anniversary of the prior year’s annual meeting and less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, the Company’s advance notice procedure requires that such proposal including certain information, as described in the Company’s bylaws, must be received by the Company not later than the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Our Bylaws have been publicly filed with the SEC and can be obtained online at www.sec.gov.
If a stockholder fails to give notice of a stockholder proposal as required by our bylaws or other applicable requirements, then the proposal will not be included in the proxy statement for our 2024 Annual Meeting of Stockholders and the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2024 Annual Meeting of Stockholders.
Q:	What if I have questions about lost stock certificates or need to change my mailing address?
A:
You may contact our transfer agent, Equiniti Trust Company, by telephone at 1-866-877-6270, or by facsimile at 1-866-729-7680, if you have lost your stock certificate or need to change your mailing address.

IMPORTANT ADDITIONAL VOTING INFORMATION FOR THE ANNUAL MEETING
Broker Voting
Stockholders who hold shares of the Company through a broker, bank or other nominee receive proxy materials before each stockholder meeting. Your broker is not permitted to vote on your behalf on Proposal I, unless you follow the instructions provided by your broker. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other nominee before the date of the Annual Meeting.
Your Participation in Voting the Shares You Own Is Important
Voting your shares is important to ensure that you have a say in the governance of the Company and to fulfill the objectives of the plurality voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions on the proxy card to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in the Company’s future.

BOARD OF DIRECTORS
The Board is presently composed of five members: Michael F. Angelo, Gary W. Feiner, Kendall Larsen, Thomas M. O’Brien and Robert D. Short III, Ph.D. Mr. Larsen serves as Chairman of the Board of Directors.
Our Amended and Restated Certificate of Incorporation provides that the directors on our Board shall be divided into three classes, with the classes serving for staggered, three-year terms. Currently, we have two Class I directors, two Class II directors and one Class III director. One class is elected each year at the annual meeting of stockholders. The term of each class of directors expires as follows: Class I at the upcoming Annual Meeting, Class II at the 2024 Annual Meeting of Stockholders, and Class III at the 2025 Annual Meeting of Stockholders. Each director shall hold office until his successor is elected and qualified or until his earlier death, resignation or removal.
Director Nominees and Continuing Directors
Set forth below are the names and certain information about the nominees for Class I directors. The names of, and certain information about, the current Class II and Class III directors with unexpired terms are also set forth below. All information is as of March 1, 2023.
Name	Age	Class	Current Term Expires	Position	Director Since
Director Nominees
Kendall Larsen	65	I	2023	President, Chief Executive Officer and Chairman of the Board of Directors	2007
Gary W. Feiner	60	I	2023	Director	2014
Continuing Directors
Thomas M. O’Brien	56	II	2024	Director	2007
Robert D. Short III, Ph.D.	71	II	2024	Chief Scientist and Director	2010
Michael F. Angelo	63	III	2025	Director	2007
Director Nominees
Class I Directors
Kendall Larsen has been Chairman of the Board, President and Chief Executive Officer since July 5, 2007 and held the same positions with VirnetX Inc. since its inception in August 2005. Mr. Larsen does not hold director positions with any other reporting or registered investment companies. From April 2003 to July 2005, Mr. Larsen focused on pre-incorporation activities related to VirnetX Inc. From April 2002 to April 2003, Mr. Larsen was a Limited Partner at Osprey Ventures, L.P., a venture fund that makes investments primarily in business and consumer technology companies. From October 2000 to April 2002, he was Senior Vice President and General Manager of the Security Products Division of Phoenix Technologies Ltd., a software and firmware developer, and he has also held senior executive positions over a period of over twenty years at various leading technology companies, including RSA Security, Inc., Xerox Corporation, Rolm/International Business Machines Corporation, Novell, Inc., General Magic, Inc., and Ramp Networks. Mr. Larsen holds a B.S. in Economics from the University of Utah.
With his years of managerial experience, Mr. Larsen brings to the Board demonstrated management ability at senior levels. Mr. Larsen’s day-to-day leadership and intimate knowledge of our business and operations provide the Board with Company-specific experience and expertise. Mr. Larsen’s drive for innovation and excellence position him well to serve as our Chairman, President and Chief Executive Officer.
Gary W. Feiner has been a director since 2014. Mr. Feiner has served as President at Feiner Financial Inc. since 1993, an accounting and financial planning services company founded in 1977. Mr. Feiner has a wide breadth of business leadership knowledge covering tax law, audit, corporate planning, securities regulation, and finance. He advises on structuring comprehensive and creative strategies for achieving profitable growth and establishing effective relationships between companies and investment bankers. He is a recognized industry expert with a reputation for a “hands on” client-focused approach. He has provided personalized services in the fields of finance, medicine, law, real estate, education and technology. Mr. Feiner was selected to serve on the Board for his unique qualifications.

Continuing Directors
Class II Directors
Thomas M. O’Brien has been a director since July 5, 2007. He is currently a private investor and founder of private companies engaged in areas such as real estate, youth sports, fitness, hospitality and travel. Mr. O’Brien also serves as a director for two nonprofit entities. Until December 31, 2017, he was Chief Executive Officer and President of TravelCenters of America LLC (NASDAQ: TA) since February 2007 and a Managing Director of TA since October 2006. Until December 31, 2017, he was an employee of The RMR Group, Inc. (NASDAQ: RMR) (“RMR”) since May 1996 and served as an Executive Vice President of that company since September 2008, prior to which he served in various roles since May 1996, including holding various positions with public entities related to RMR. From 1988 to 1996, Mr. O’Brien was a senior manager with Arthur Andersen LLP where he served a number of public company clients. Mr. O’Brien graduated cum laude from the University of Pennsylvania, Wharton School of Business, with a B.S. in Economics.
As a former certified public accountant, chief financial officer, chief executive officer, and director of public companies listed on the New York Stock Exchange (“NYSE”) and NASDAQ, Mr. O’Brien brings to the audit committee, of which he is Chairman, and the Board, a deep understanding of complex accounting and finance issues faced by the Company and can provide critical insight into the financial and other reporting requirements of a U.S. public company. In addition, his extensive capital markets experience is an invaluable resource as the Company regularly assesses its capital and liquidity needs.
Robert D. Short III, Ph.D. has been a director since July 9, 2010. He has been the Chief Scientist for the Company since May 2006 and was the Chief Technical Officer from June 2010 to September 2021. From February 2000 to April 2007, Dr. Short was Assistant Vice President and Division Manager at Science Applications International Corporation, or SAIC, from which we acquired certain patents in 2006. From 1994 to February 2000, he also held various other positions at SAIC. Prior to SAIC, he worked at ARCO Power Technologies, Inc. (Atlantic Richfield Petroleum), Sperry Corporate Technology Center and Sperry Research Center. He has a Ph.D. in Electrical Engineering from Purdue University along with a M.S. in Mathematics and a B.S. in Electrical Engineering from Virginia Tech.
As co-inventor on the majority of the patents in the Company’s patent portfolio, Dr. Short brings to the Board extraordinary technical knowledge and a deep understanding of the Company’s business, history and organization and the field of information security.
Class III Director
Michael F. Angelo, CRISC CISSP CDPSE, has been a director since July 5, 2007. He has been the Chief Security Architect at the Security Products Division of Open Text International (formerly Micro Focus), a global, enterprise software company since August 2005. From October 2003 to August 2005, Mr. Angelo was a Security Architect and Manager, Government Engagements SBU with Microsoft Corporation. From July 1989 to October 2003, Mr. Angelo was a Staff Fellow at both Hewlett Packard Company and Compaq Computer Corporation. Mr. Angelo also served as Senior Systems Programmer at the John von Neumann National Supercomputer Center from September 1985 to July 1989. He was a Sub-Chairman of the National Institute of Standards and Technology Board of Assessment for Programs/National Research Council responsible for the CISD review for fiscal years 2001 and 2002, and he has been a technology contributor and participant on the U.S. Commerce Department’s Information Systems Technical Advisory Council (ISTAC) from 1999 to the present. Mr. Angelo was named a distinguished lecturer for 2004 and 2005 by Sigma XI, the Scientific Research Society. He currently holds 71 patents, most in the area of security and authentication, and was named the 2003 Inventor of the Year for the City of Houston by the Houston Intellectual Property Lawyers Association. Mr. Angelo is also an Information Systems Security Association (“ISSA”) Distinguished Fellow and ISSA Hall of Fame recipient.
As a holder of many patents in the fields of security and authentication, and as a result of his long and distinguished industry and scholarly background in the area of computer security and networking, Mr. Angelo brings to the Board critical technical and industry knowledge and expertise. With his extensive industry knowledge and having successfully served in multiple leadership capacities in various types of organizations, Mr. Angelo is uniquely qualified to serve as chair of the Company’s nominating and corporate governance committee.

Role of the Board
Our directors are appointed to oversee the actions and results of our management. They were selected for their educational background, professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of our stockholders. Their responsibilities include but are not limited to:
•	providing general oversight of the business;
•	approving corporate strategy;
•	approving major management initiatives;
•	providing oversight of legal and ethical conduct;
•	overseeing our management of cybersecurity and technology risks;
•	overseeing our management of significant business risks;
•	selecting, compensating, and evaluating director nominees;
•	evaluating Board processes and performance; and
•	reviewing and implementing recommendations and reports of the committees of the Board.
Board Leadership Structure
The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings company-specific experience and expertise. The Board believes that the combined role of Chairman of the Board and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which is essential to effective governance.
The Company does not currently have a lead independent director. To ensure effective independent oversight, the Board has designed its leadership structure so that independent directors exercise oversight of the Company’s management and key issues related to strategy and risk. Only independent directors serve on and chair the audit committee, the compensation committee and the nominating and corporate governance committee of the Board. As a result of the Board’s committee system and majority of independent directors, the Board maintains effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates, and corporate governance programs. Accordingly, we believe that our current leadership structure is appropriate and enhances the Board’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders.
Risk Oversight
Management is responsible for the day-to-day management of risks that the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning, as designed. The Board believes that establishing the right “tone at the top” and full and open communication between management and the Board are essential for effective risk management and oversight. Senior management attends Board meetings quarterly and is available to address any questions or concerns raised by the Board on risk management and any other matters. Each quarter, the Board receives presentations from senior management on strategic matters involving our operations. The Board holds strategic planning sessions with senior management to discuss strategies, key challenges, risks, including risks related to product, go-to-market and sales strategies, competitive risks, financial risks, brand and reputation risks, legal, compliance, governance and geo-political risks, operational risks and cybersecurity and technology risks, and opportunities for the Company. Throughout the year, our Board and each committee spend a portion of their time reviewing and discussing these specific risk topics.
While the Board is ultimately responsible for risk oversight for the Company, our three Board committees assist the Board in fulfilling its oversight responsibilities with respect to certain areas of risk. The audit committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. Our compensation committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and corporate governance committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, cybersecurity and corporate governance.
Risk Assessment of Compensation Policies
The Company notes that:
•	the Company’s annual incentive compensation is based on performance that promotes disciplined progress towards longer-term Company goals;
•	the Company does not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value;
•	the Company’s compensation programs are weighted toward offering long-term incentives that reward sustainable performance; and
•
the Company’s compensation awards are established at reasonable and sustainable levels, as determined by a review of the Company’s economic position and prospects, as well as the compensation offered by comparable companies.

The Company’s compensation policies and practices are intended not to foster risk taking above the level of risk associated with the Company’s business model. Accordingly, the Company believes it has a balanced pay and performance program that does not promote excessive risk taking.
Corporate Governance Guidelines and Code of Ethics
We have adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. We have adopted a Code of Ethics for all employees and directors in accordance with the requirements of Item 406 of Regulation S-K and the NYSE Listed Company Manual. A copy of our Corporate Governance Guidelines and Code of Ethics is available on our website at www.ir.virnetx.com under the “Investors” tab in the “Corporate Governance” subcategory, or by writing to us at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448 (Attention: Investor Relations).
We intend to post on our website any amendment to, or waiver from, a provision of our Code of Ethics within four business days of such amendment or waiver.
Composition of the Board
Mix of Independent Directors and Officer-Directors
Under the listing standards of NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of NYSE require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation, and Nominating and Corporate Governance Committees be independent. Under the listing standards of NYSE, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship within the company). The Board has a majority of independent directors and has determined that it is beneficial for us and our stockholders for our Chief Executive Officer and Chief Scientist to also be Board members. Other officers may, from time to time, serve as Board members, but no officer other than the Chief Executive Officer should be expected to be elected to the Board by virtue of his or her office.
Independence Determinations
The Board annually determines the independence of directors based on a review by the directors and the nominating and corporate governance committee. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company, either directly or as a partner, stockholder, or officer of an organization that has a material relationship with the Company.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act, and the listing standards of NYSE. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of NYSE.
The Board has determined that Michael F. Angelo, Gary W. Feiner and Thomas M. O’Brien meet the aforementioned independence standards.
Board and Committee Meetings and Annual Meeting Attendance
The Board held a total of seven meetings during the fiscal year ended December 31, 2022, and no director attended fewer than 75% of the total number of meetings of the Board and the committees of which he was a member. Since November 6, 2007, the Board has had a standing audit committee, compensation committee and nominating and corporate governance committee. Our audit committee charter, compensation committee charter, and nominating and corporate governance committee charter, each as adopted by the Board, and as may be amended from time to time, are posted on our website at www.ir.virnetx.com under the “Investors” tab in the “Corporate Governance” subcategory.
We encourage, but do not require, the Board members to attend our annual meetings of stockholders. All of our current Board members were in attendance for our 2022 Annual Meeting of Stockholders.
Committees of the Board
The Board has the following standing committees: audit committee, compensation committee and nominating and corporate governance committee. The following table details the membership of each standing committee and the number of meetings of each standing committee conducted during 2022:
Name of Director	Audit	Compensation	Nominating & Corporate Governance
Michael F. Angelo	M	M	C
Kendall Larsen	—	—	—
Thomas M. O’Brien	C	M	M
Robert D. Short III, Ph.D.	—	—	—
Gary W. Feiner	M	C	M
Number of Meetings in 2022	7	6	4
M = Member
C = Chair
Nominating and Corporate Governance Committee Matters
Membership and Independence
Messrs. Angelo, Feiner and O’Brien comprise our nominating and corporate governance committee, with Mr. Angelo serving as the chairman. The Board has determined that each of Messrs. Angelo, Feiner and O’Brien satisfies the requirements for independence under the rules and regulations of NYSE and the SEC. Our nominating and corporate governance committee met four times during 2022.
Responsibilities
Our nominating and corporate governance committee is responsible for, among other things:
•	assisting the Board in identifying prospective director nominees and recommending to the Board director nominees for each annual meeting of stockholders, vacancy, or newly created director position;
•	providing oversight with respect to corporate governance and ethical conduct;
•	developing and recommending to the Board the Code of Ethics and assessing such Code of Ethics and recommending changes;
•	delegating such of its authority and responsibilities as it deems proper to members of the nominating and corporate governance committee or a subcommittee thereof; and
•	overseeing the Company’s cybersecurity programs.

A more detailed description of our nominating and corporate governance committee’s functions can be found in our nominating and corporate governance committee charter at www.ir.virnetx.com under the “Investors” tab in the “Corporate Governance” subcategory, or by writing to us at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, NV 89448 (Attention: Investor Relations).
Stockholder Recommendations and Nominees
The policy of our nominating and corporate governance committee is to consider properly submitted recommendations for candidates to the Board from stockholders. In evaluating such recommendations, our nominating and corporate governance committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by our nominating and corporate governance committee should include (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of the Company that are beneficially owned by such person, and (4) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected).
Stockholder recommendations to the Board should be sent to our Corporate Secretary at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448.
In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws, which includes information required by Rule 14a-19 under the Exchange Act. For a description of the process for nominating directors in accordance with our Bylaws, see “How do I submit a stockholder proposal for the 2024 Annual Meeting of Stockholders?” of this Proxy Statement and our Bylaws which have been filed with the SEC.
Director Qualifications
Our nominating and corporate governance committee evaluates and recommends candidates for membership on the Board consistent with criteria established by the Board. The Board has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board. However, our nominating and corporate governance committee, when considering a potential candidate, will factor into its determination the following qualities of a candidate, among others: educational background, professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders, diversity, and with respect to diversity, such factors as gender, race, ethnicity and experience, area of expertise, potential conflicts of interest and other commitments and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board.
Identification and Evaluation of Nominees for Directors
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating nominees for any position on the Board. Our nominating and corporate governance committee regularly assesses the appropriate size and composition of the Board, the needs of the Board, the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the nominating and corporate governance committee through stockholders, management, current members of the Board, or third-party search firms engaged by the nominating and corporate governance committee.
Once the nominating and corporate governance committee has identified a prospective nominee, the nominating and corporate governance committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the nominating and corporate governance committee concerning the prospective candidate, as well as the nominating and corporate governance committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. If the nominating and corporate governance committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, it may gather or request the third-party search firm to gather additional information about the prospective nominee’s background and experience. The nominating and corporate governance committee then evaluates the prospective nominee, taking into account whether the prospective nominee is independent within the meaning of the listing standards of NYSE and such other factors as it deems relevant, including the current composition of the Board, the balance of management and independent directors, the need for audit committee or compensation committee expertise, the prospective nominee’s qualifications as discussed above, the diversity of the member’s skills and experience in areas that are relevant to the Company’s businesses and activities, and its evaluations of other prospective nominees. In connection with this evaluation, the nominating and corporate governance committee determines whether to interview the prospective nominee and, if warranted, one or more members of the nominating and corporate governance committee and others, as appropriate, conduct interviews in person or by telephone. After completing this process, the nominating and corporate governance committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the nominating and corporate governance committee. The nominating and corporate governance committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board, and members of management.
The nominating and corporate governance committee considers diversity as one of a number of factors in identifying nominees for director. It does not, however, have a formal policy in this regard. The nominating and corporate governance committee views diversity broadly to include diversity of experience, skills, and viewpoint as well as traditional diversity concepts such as race or gender.
Audit Committee Matters
Membership and Independence
Messrs. Angelo, Feiner and O’Brien comprise our audit committee, with Mr. O’Brien serving as the chairman. The Board has determined that each of Messrs. Angelo, Feiner and O’Brien satisfies the requirements for independence under the rules and regulations of NYSE and the SEC, including the enhanced standards for audit committee members. The Board has also determined that Mr. O’Brien qualifies as an “audit committee financial expert” as defined in the SEC rules and satisfies the financial sophistication requirements of NYSE. Our audit committee met seven times in 2022.
Responsibilities
Our audit committee is responsible for, among other things:
•	appointment of and approval of compensation for our independent public accounting firm and overseeing its performance and independence;
•	overseeing our accounting and financial reporting processes;
•	overseeing the audits of our financial statements;
•	overseeing the effectiveness of our internal controls over financial reporting; and
•	preparing the audit committee report that the SEC requires in our annual proxy statement.
A more detailed description of our audit committee’s functions can be found in our audit committee charter at www.ir.virnetx.com under the “Investors” tab in the “Corporate Governance” subcategory, or by writing to us at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448 (Attention: Investor Relations).
Compensation Committee Matters
Membership and Independence
Messrs. Angelo, Feiner and O’Brien comprise our compensation committee, with Mr. Feiner serving as the chairman. The Board has determined that each of Messrs. Angelo, Feiner and O’Brien satisfies the requirements for independence under the rules of NYSE including the enhanced standards for compensation committee members, and is a “non-employee director” within the meaning of Section 16 of the Exchange Act. Our compensation committee met six times in 2022.

Responsibilities, Processes and Procedures
Our compensation committee’s responsibilities and primary processes for establishing and overseeing executive compensation include, among other things:
•	exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer;
•	determining the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors;
•	administering our equity incentive plans;
•	engaging, compensating and terminating compensation consultants, legal counsel and such other advisors to assist the compensation committee;
•
reviewing and discussing with management to Company’s proposed disclosure under “Compensation Discussion and Analysis” as set forth in Regulation S-K and recommending to the Board whether such disclosure should be included in the Company’s public filings, as applicable;

•	preparing the compensation committee report that the SEC requires in our annual proxy statement, as applicable;
•	recommending the compensation of non-employee directors to the Board; and
•	making regular reports to the Board with respect to significant actions and determinations made by the compensation committee.
Our Chief Executive Officer generally attends compensation committee meetings and makes recommendations to our compensation committee regarding the amount and form of the compensation of the other executive officers and key employees. He is not present for any of the executive sessions or for any decisions regarding his own compensation.
Except with respect to determining the Chief Executive Officer’s compensation, the compensation committee may delegate its authority to a subcommittee thereof and, to the extent permitted by applicable law, the compensation committee may delegate to officers or appropriate supervisory personnel the authority to grant stock awards to non-executive, non-director employees.
A more detailed description of our compensation committee’s functions can be found in our compensation committee charter at www.ir.virnetx.com under the “Investors” tab in the “Corporate Governance” subcategory, or by writing to us at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448 (Attention: Investor Relations).
Compensation Committee Interlocks and Insider Participation
In 2022, Messrs. Angelo, Feiner and O’Brien served as members of our compensation committee. No member of our compensation committee was an officer or employee of VirnetX in 2022. In addition, no member of our compensation committee or executive officer of the Company served as a member of the board or compensation committee of any entity that has an executive officer serving as a member of the Board or our compensation committee.
Communications with the Board
Any of our stockholders and other interested parties who wish to communicate with the Board, a committee of the Board, the non-management directors as a group, or any individual member of the Board, may send correspondence to our Corporate Secretary at VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, Nevada 89448.
Our Corporate Secretary will compile and submit on a periodic basis all stockholder correspondence to our entire Board, or, if and as designated in the communication, to a committee of the Board, our non-management directors as a group, or an individual Board member. The independent directors of the Board review and approve the stockholders’ communications process periodically to ensure effective communication with stockholders.

Director Compensation
Directors who are also our employees are not compensated for serving on the Board. Information regarding compensation otherwise received by our directors who are also named executive officers is provided under the heading “Executive Compensation and Other Matters.”
Our compensation committee periodically reviews director compensation in consultation with its independent compensation consultant, Compensia, Inc., or Compensia. Any recommendations for changes are made to our full Board by our compensation committee. Our compensation committee last reviewed our director compensation program with Compensia in March 2022 and determined that the program remained competitive at that time. With further input from Compensia in 2022, we increased the compensation of the chair of the nominating and corporate governance committee due to additional responsibilities in connection with the committee’s added responsibility of cybersecurity oversight.
Our amended and restated 2013 Equity Incentive Plan, or the Prior Plan, which was last approved by our stockholders in 2021 and expired on March 29, 2023, and the Amended and Restated 2013 Equity Incentive Plan, or the Amended and Restated 2013 Plan, which we are asking our stockholders to approve at this annual meeting of stockholders, both contain the same maximum limits on the size of the equity awards that can be granted to each of our non-employee directors in any fiscal year. Those maximum limits do not reflect the intended size of any potential grants or a commitment to make any equity award grants to our non-employee directors in the future. These maximum limits provide that no non-employee director may be granted, in any fiscal year, equity awards covering more than 100,000 shares, in the aggregate. Equity awards granted to an individual while he or she was an employee or a consultant, but not a non-employee director, do not count for purposes of these limits.
Cash Compensation of Non-employee Directors
Consistent with our compensation policy, in 2022 we provided the following cash compensation for non-employee directors:
•	each non-employee director received an annual cash retainer of $44,000;
•
each non-employee director who served as a member of our audit committee received an additional annual cash retainer of $6,600; each non-employee director who served as a member of our compensation committee received an additional annual cash retainer of $5,500; and each non-employee director who served as a member of our nominating and corporate governance committee received an additional annual cash retainer of $2,200; and

•
each non-employee director who served as a chair of our audit committee received an additional annual cash retainer of $18,150; each non-employee director who served as a chair of our compensation committee received an additional annual cash retainer of $9,900; and each non-employee director who served as a chair of our nominating and corporate governance committees received an additional annual cash retainer of $15,500.

We do not pay meeting fees for Board or committee meetings.
Changes to Director Compensation for 2023
In December of 2022, the Board approved an amendment to the audit committee charter, to include expanded responsibilities surrounding committee management items. Effective in 2023, the non-employee director who serves as the audit committee chair will receive an additional annual cash retainer of $7,000, for a total additional annual retainer of $25,150, in consideration of such additional responsibilities. There have been no other changes to director compensation other than as described above.

Stock Compensation of Non-Employee Directors
Consistent with our compensation policy, stock compensation for non-employee directors is provided as follows:
•
Upon the initial election or appointment to the Board of a new non-employee director, such individual would have been granted an option to purchase 30,000 shares of our Common Stock with a per-share exercise price equal to the fair market value of that stock on the date of grant and which would vest monthly with respect to 1/36th of the total number of shares subject to the option, conditioned upon continued status as a service provider; provided that all vesting shall be accelerated such that the shares underlying such option shall be vested and become exercisable in full on the close of business on the day prior to the Company’s third annual meeting of stockholders to take place after the director’s initial election or appointment to the Board; and provided further that these options automatically become fully vested immediately prior to a “change in control” (as defined in the Prior Plan) of the Company. Because no new directors were added in 2022, no directors were issued options pursuant to this part of our compensation policy.

•
Each existing non-employee director is automatically granted an option to purchase 12,500 shares of our Common Stock at each year’s annual meeting of stockholders with a per-share exercise price equal to the fair market value of that stock on the date of grant and which will fully vest upon the earlier of (a) the one-year anniversary of such a grant or (b) the close of business on the day prior to the following year’s annual meeting of stockholders, conditioned upon continued service as a director; provided that these options automatically become fully vested immediately prior to a “change in control” of the Company.

•
Each existing non-employee director will be automatically granted, under the Prior Plan, an award for 8,333 restricted stock units (“RSUs”) at each year’s annual meeting of stockholders, which will fully vest upon the earlier of (a) the one-year anniversary of such grant or (b) the close of business on the day prior to the following year’s annual meeting of stockholders, conditioned upon continued service as a director; provided that these RSUs automatically become fully vested immediately prior to a “change in control” of the Company.

The Prior Plan expired on March 29, 2023. No further awards will be granted under the Prior Plan. If our stockholders do not approve the Amended and Restated 2013 Plan at this year’s annual meeting of stockholder, no awards will be granted under the Amended and Restated 2013 Plan, including the awards to be granted at each year’s annual meeting of stockholders as described above.
The following table shows the compensation earned by or paid to each of our non-employee directors for 2022:
Name(1)	Fees Earned or Paid in Cash	Stock Awards(2)	Option Awards(2)	Total
Michael F. Angelo	$71,600	$10,166	$10,625	$92,391
Gary W. Feiner	$62,700	$10,166	$10,625	$83,491
Thomas M. O’Brien	$69,850	$10,166	$10,625	$90,641
(1)	This table includes the compensation of only non-employee directors. For compensation of Mr. Larsen and Dr. Short, please see “Executive Compensation and Other Matters” of this Proxy Statement.
(2)
The amounts in this column reflect the aggregate grant date fair value of the stock awards and option awards computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or FASB ASC Topic 718. The Company calculates the fair value of RSUs based on the fair market value of the Company’s common stock on the grant date. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock-Based Compensation” in the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-K for 2022.

The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2022:
Name	Aggregate Number of Shares Underlying Outstanding Options	Number of Shares Underlying Unvested Stock Awards
Michael F. Angelo	125,000	8,333
Gary W. Feiner	130,000	8,333
Thomas M. O’Brien	125,000	8,333

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Common Stock as of March 31, 2023 by:
•
all persons known to us, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act or in statements made to us, to be the beneficial owners of more than 5% of our Common Stock;

•	each director and nominee for director;
•	each of our named executive officers as listed in the “Summary Compensation Table” of this Proxy Statement; and
•	all current directors and executive officers as a group.
This table lists applicable percentage ownership based on 71,424,650 shares of Common Stock outstanding as of March 31, 2023. Securities that a person has a right to acquire pursuant to SEC rules within 60 days of March 31, 2023 are deemed to be beneficially owned by the persons holding these securities for the purpose of computing the number of shares owned by, and percentage ownership of, that person, but are not treated as outstanding for the purpose of computing any other person’s number of shares owned or ownership percentage.
Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses, to the best of our knowledge, sole voting and investment power with respect to all capital stock shown to be held by that person. The address of each executive officer and director, unless indicated otherwise, is c/o VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, NV, 89448.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
5% or Greater Stockholders:
Kendall Larsen	8,450,636(2)	11.83%
Directors and Named Executive Officers:
Kendall Larsen	8,450,636(2)	11.83%
Robert D. Short III, Ph.D.	1,525,471(3)	2.14%
Thomas M. O’Brien	292,494(4)	*
Michael F. Angelo	219,559(5)	*
Gary W. Feiner	175,831(6)	*
Katherine Allanson	56,040(7)	*
All directors and current executive officers as a group (6 persons):	10,720,031(8)	15.01%
(*)	Less than 1%.
(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Securities that are exercisable, convertible or to which a holder has a right to acquire within 60 days of March 31, 2023 are deemed outstanding for purposes of computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)
Includes (i) 1,146,269 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2023, of which, 523,258 are held by Kathleen Larsen, (ii) 300,000 shares held of record by K2 Investment Fund, LLC, of which Mr. Larsen and Mrs. Larsen are the sole member-managers, and (iii) 634,655 shares of common stock held by Mrs. Larsen. Excludes 613,530 shares obtained prior to 2021 and held by the Kathleen Sheehan Revocable Trust dated 2/5/2009 and shares, stock options, and RSUs held by Mr. and Mrs. Larsen’s adult children. Mr. Larsen disclaims beneficial ownership of the excluded shares.

(3)
Includes (i) 1,323,255 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2023 and (ii) 179,083 shares of common stock owned by the Short Revocable Living Trust.

(4)	Includes 112,500 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2023.
(5)	Includes 112,500 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2023.
(6)	Includes 117,500 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2023.
(7)	Includes 56,040 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2023.
(8)
Includes the following securities beneficially held by our current directors and executive officers as a group: 2,868,064 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of March 31, 2023.

PROPOSAL I:
ELECTION OF CLASS I DIRECTORS
The Board consists of five members. In accordance with our Amended and Restated Certificate of Incorporation, the Board is divided into three classes with staggered three-year terms. At the Annual Meeting, two Class I directors will be elected for a three-year term to serve until the 2026 annual meeting and until their respective successor is qualified and elected, or until their earlier death, resignation or removal.
Nominees
The nominating and corporate governance committee of the Board recommended, and the Board approved, Kendall Larsen and Gary W. Feiner as the Class I director nominees for election to the Board at the Annual Meeting. If elected, Messrs. Larsen and Feiner will serve as directors until our annual meeting in 2026, and until their respective successors are qualified and elected or until a director’s earlier death, resignation or removal. Messrs. Larsen and Feiner are current directors of the Company. Please see “Director Nominees” of this Proxy Statement for information concerning Messrs. Larsen and Feiner.
Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Messrs. Larsen and Feiner as the Class I directors. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board. We are not aware of any reason that the nominees would be unable or unwilling to serve as a director.
Vote Required
The two director nominees receiving the highest number of votes cast by the shares present (including virtually) or by proxy and entitled to vote at the Annual Meeting on this matter will be elected to the Board. Votes that are withheld will be excluded entirely and will have no effect in the election of the director.
The Board of Directors unanimously recommends that stockholders vote “FOR” the election of Kendall Larsen and Gary W. Feiner as the Class I Directors.

PROPOSAL II:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The audit committee has selected Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and recommends that stockholders vote for ratification of such selection. Although ratification by stockholders is not required by law, the Company has determined that it is desirable to request ratification by the stockholders of this selection. If the stockholders do not ratify the selection of Farber Hass Hurley LLP, the audit committee may reconsider its selection. Notwithstanding its selection or voting results, the audit committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders.
Farber Hass Hurley LLP has audited our consolidated financial statements annually since it was first appointed in 2008. We expect that representatives of Farber Hass Hurley LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
Principal Accountant Fees & Services
The following table sets forth the costs we incurred for services provided by Farber Hass Hurley LLP, our independent registered public accounting firm, which audited our financials for the years ended December 31, 2022 and December 31, 2021.
	Year Ended December 31(1)
	2022	2021
Audit Fees	$200,450	$196,850
Audit-Related Fees	$17,200	$34,230
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$217,650	$231,080
(1)	Reflects the fees approved by the Company and billed or to be billed by Farber Hass Hurley LLP with respect to services performed for the audit and other services for the applicable fiscal year.
Audit Fees. Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, including the audit of internal control over financial reporting, review of the interim consolidated financial statements included in our quarterly reports, and accounting services in connection with securities offerings.
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include consultations in connection with financial accounting and reporting standards.
Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. We have nothing to report in this line item as we did not engage Farber Hass Hurley LLP to perform tax-related services for the Company.
All Other Fees. We have nothing to report in this line item as we did not engage Farber Hass Hurley LLP to perform services not covered by the preceding three categories.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all services provided by our independent registered public accounting firm. For 2022, our audit committee pre-approved 100% of all services provided by our independent registered public accounting firm. These services include audit services and audit-related services. Our independent registered public accounting firm is required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval policy. Our audit committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any such pre-approval to our audit committee at the next scheduled meeting.

Vote Required
Ratification of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 will require the affirmative vote of a majority of the shares present (including virtually) or by proxy and entitled to vote at the Annual Meeting on this matter. Abstentions will have the same effect as a vote “against” the ratification of Farber Hass Hurley LLP as our independent registered public accounting firm.
The Board of Directors, on behalf of the audit committee, recommends that stockholders vote “FOR” the ratification of the selection of Farber Hass Hurley LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL III:
ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.
The Say-on-Pay vote is advisory, and therefore is not binding on us, our compensation committee or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which our compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and our compensation committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our compensation committee will evaluate whether any actions are necessary to address those concerns.
We believe that the information provided in the section titled “Executive Compensation and Other Matters,” and in particular the information discussed in the section titled “Executive Compensation and Other Matters—Executive Compensation Process,” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion and other related disclosure.”
Vote Required
The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares of our common stock present (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.
As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL IV:
ADVISORY VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act enables our stockholders to indicate, at least once every six years, how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal III beginning on page 23 of this Proxy Statement. By voting on this Proposal IV, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.
After careful consideration, the Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore the Board recommends that you vote for a three-year interval for an advisory vote on the executive compensation of our named executive officers.
We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or by abstaining from voting when you vote in response to the resolution set forth below:
“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder advisory vote to approve the compensation of its named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”
Vote Required
The option of “ONE YEAR,” “TWO YEARS,” or “THREE YEARS” receiving the highest number of votes of the shares present in person or by proxy and entitled to vote at the Annual Meeting on this matter will be the frequency for the advisory vote on executive compensation recommended by stockholders. Abstentions will have no effect on the outcome of the vote.
The Board of Directors unanimously recommends a vote “FOR” every “THREE YEARS” vote on the frequency of the advisory vote to approve executive compensation of our named executive officers.

PROPOSAL V:
APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
Our stockholders are being asked to approve the Amended and Restated 2013 Equity Incentive Plan (the “Amended and Restated 2013 Plan”). The Amended and Restated 2013 Plan is an amendment and restatement of our 2013 Equity Incentive Plan that was amended and restated most recently by our Board and approved by our stockholders in April 2021 (such plan, the “Prior Plan”). The Prior Plan expired on March 29, 2023. No further awards will be made under the Prior Plan, but the Amended and Restated 2013 Plan will govern awards granted under it. Our Board adopted the Amended and Restated 2013 Plan on April 10, 2023 (the “Restatement Date”). If our stockholders approve the Amended and Restated 2013 Plan at the 2023 Annual Meeting of Stockholders, the Amended and Restated 2013 Plan will become effective upon approval. Our Board has determined that it is in our best interest to adopt the Amended and Restated 2013 Plan and is asking our stockholders to approve the Amended and Restated 2013 Plan. Our named executive officers, directors and director nominees have an interest in this proposal as they are eligible to receive equity awards under the Amended and Restated 2013 Plan.
Proposal
We have historically provided stock options, restricted stock units and other types of equity awards as an incentive to our employees, directors and consultants to promote increased stockholder value. Our Board and management believe that stock options, restricted stock units and other types of equity awards are one of the primary ways to attract and retain key personnel responsible for the continued development and growth of our business, and to motivate all employees to increase stockholder value.
Our Board believes that we must offer a competitive equity incentive program if we are to continue to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Company. The Board expects that the Amended and Restated 2013 Plan will be an important factor in attracting, retaining and rewarding high caliber employees who are essential to our success and in providing incentive to these individuals to promote the success of the Company.
Key Features of the Amended and Restated 2013 Equity Incentive Plan:
•
Subject to the adjustment provisions in the Amended and Restated 2013 Plan, the maximum aggregate number of shares of our common stock that may be issued under the Amended and Restated 2013 Plan, after approval of the stockholders, is 3,500,000 shares.

•	The Amended and Restated 2013 Plan permits the grant of options, stock appreciation rights, restricted stock, restricted stock units, performance units or performance shares.
•	A committee of independent directors administers the Amended and Restated 2013 Plan.
•	The Amended and Restated 2013 Plan prohibits us from implementing a program to reduce the exercise price of outstanding awards or surrender or cancel outstanding awards for new awards and/or cash.
•
Upon exercise of a stock appreciation right settled in our common stock, the gross number of shares covered by the portion of the exercised award will cease to be available under the Amended and Restated 2013 Plan.

•
Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award and shares repurchased by the Company using option exercise proceeds will not become available for future grant or sale under the Amended and Restated 2013 Plan.

•	The Amended and Restated 2013 Plan contains limits on the number of shares of our common stock that may be granted to any employee in any year.
•	Non-employee members of our Board may not be granted, in any year, awards in excess of limits contained in the Amended and Restated 2013 Plan.
•
The Amended and Restated 2013 Plan is substantively similar to the Prior Plan in most respects, but there are some material differences between the Amended and Restated 2013 Plan and the Prior Plan, including:

○	the removal from the Prior Plan of certain provisions relating to performance-based compensation in light of amendments to Section 162(m) of the Code;

○
the Amended and Restated 2013 Plan explicitly includes the ability to impose restrictions as to the timing and manner of resales or transfers of shares of our common stock issued under the Amended and Restated 2013 Plan and to require that a participant’s rights with respect to an award will be subject to reduction or recoupment upon the occurrence of certain specified events;

○
upon exercise of a stock appreciation right settled in our common stock, the gross number of shares covered by the portion of the exercised award will cease to be available under the Amended and Restated 2013 Plan;

○
shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award and shares repurchased by the Company using option exercise proceeds will not become available for future grant or sale under the Amended and Restated 2013 Plan;

○
the Amended and Restated 2013 Plan provides that upon the occurrence of certain events, the Administrator (as defined below) may make other reasonable adjustments to the number and class of shares of stock that may be delivered under the Amended and Restated 2013 Plan, and the number, class and/or price of shares of stock covered by outstanding awards or other reasonable adjustments; and

○	the Amended and Restated 2013 Plan will continue in effect until it is terminated by the Administrator.
Considerations of the Board of Directors in Making its Recommendation
Upon the recommendation of the compensation committee, our Board approved the Amended and Restated 2013 Plan and the number of shares of our common stock reserved for issuance under the Amended and Restated 2013 Plan. The number of shares reserved under the Amended and Restated 2013 Plan is proposed in order to give our Board and the compensation committee continued flexibility to grant stock options, restricted stock units and other types of equity awards.
Our Board believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions within the Company. Our Board expects that the shares of our common stock reserved for issuance under our Amended and Restated 2013 Plan will be vital in continuing to attract, retain and reward high caliber employees who are essential to our success and to provide incentives to these individuals to promote the success of the Company thereby aligning their interests with the interests of the Company’s stockholders.
If our stockholders approve the Amended and Restated 2013 Plan, we currently anticipate that the shares initially reserved for issuance under the Amended and Restated 2013 Plan will be sufficient to meet our expected needs through the next three years. However, future circumstances and business needs may dictate a different result. In determining the number of shares to be reserved for issuance under the Amended and Restated 2013 Plan, the compensation committee and the Board also considered the following:
•
Remaining Competitive by Attracting and Retaining Talent. We implement and maintain compensation plans that tie a substantial portion of each employee’s overall compensation to key strategic financial and operational goals such as revenue generating activities, product and technical development, corporate public relations and stockholder value creation. Long-term equity awards are a critical vehicle for helping us achieve this objective. The alternative to using equity for retention and incentive purposes would be to significantly increase cash compensation. We do not believe increasing cash compensation to make up for any shortfall in equity awards would be practical or advisable because, as a high-technology company, we believe that equity awards provide a more effective compensation vehicle than cash for attracting, retaining and motivating our employees and that equity awards align employees and stockholder long-term interests with a reduced impact on cash flow.

•
Historical Grant Practices. In fiscal years 2020 – 2022, the Company granted equity awards representing a total of 3,261,357 shares. The actual number of shares the Company routinely grants to its employees each fiscal year varies based upon factors such as our headcount, the ratio between full value awards (which generally involve less shares) and options, the number of employees hired each year, our stock price performance and benchmarking against market data (which includes the Company’s peer group for executive compensation) to assist in determining individual grant values and our aggregate equity budget. These factors make exact forecasting of share usage speculative, and thus our Board and compensation committee relied primarily upon the Company’s historical share usage as a reasonable predictor of future needs.
•
Forecasted Grant Practices. The shares of our common stock reserved for issuance under the Amended and Restated 2013 Plan, if approved, are projected to provide enough shares for future equity award grants for the next three years. However, future circumstances and business needs may dictate a different result and our proposed initial share reserve under the Amended and Restated 2013 Plan is designed to give the Company flexibility to address those circumstances or needs as they arise. We have not provided an estimate for forfeitures because we have had nominal forfeited options and restricted stock units and believe that all outstanding options and restricted stock units at December 31, 2022, will vest. In the future, we may change this estimate based on actual and expected future forfeiture rates.

•
Awards Outstanding Under Existing Grants. The Company has outstanding, as of March 1, 2023, grants of 6,776,025 stock options, of which 1,462,107 are unvested, and 552,105 unvested restricted stock units under the Prior Plan.

Summary of the Amended and Restated 2013 Plan
The following is a summary of the principal features of the Amended and Restated 2013 Plan and its operation. The summary is qualified in its entirety by reference to the Amended and Restated 2013 Plan as set forth in Appendix A. If approved, the Amended and Restated 2013 Plan will become effective immediately and its provisions will govern outstanding awards made under the Prior Plan.
General
The purposes of the Amended and Restated 2013 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, directors and consultant of the Company, and any parent or subsidiary of the Company, and to promote the success of the Company’s business. These incentives are provided through the grant of an option to purchase our common stock, or stock options, restricted stock, restricted stock units, stock appreciation rights, performance units, and performance shares, as the Administrator may determine.
Authorized Shares
Subject to the adjustment provisions contained in the Amended and Restated 2013 Plan, the maximum aggregate number of shares of our common stock that may be issued under the Amended and Restated 2013 Plan is 3,500,000 shares. In addition, shares may become available for issuance under the Amended and Restated 2013 Plan pursuant to the next paragraph. The shares may be authorized, but unissued, or reacquired common stock. As of March 1, 2023, the number of shares subject to awards outstanding under the Prior Plan was 7,328,130.
If an award granted under the Amended and Restated 2013 Plan expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased, forfeited or repurchased shares subject to such award will become available for future grant or sale under the Amended and Restated 2013 Plan (unless the Amended and Restated 2013 Plan has terminated). Upon exercise of a stock appreciation right settled in common stock, the gross number of shares covered by the portion of the exercised award, whether or not actually issued pursuant to such exercise, will cease to be available under the Amended and Restated 2013 Plan. If unvested shares of restricted stock, restricted stock units, performance shares or performance units are repurchased by or forfeited to the Company, such shares will become available for future grant under the Amended and Restated 2013 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award and shares repurchased by the Company using option exercise proceeds will not become available for future grant or sale under the Amended and Restated 2013 Plan. Payment of cash rather than shares pursuant to an award will not result in reducing the number of shares available for issuance under the Amended and Restated 2013 Plan. The description in this paragraph of treatment of awards granted under the Amended and Restated 2013 Plan will apply equally to awards granted under the Prior Plan.

Adjustments to Shares Subject to the Amended and Restated 2013 Plan
In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure affecting our common stock occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Amended and Restated 2013 Plan, will adjust the number and class of shares of stock that may be delivered under the Amended and Restated 2013 Plan, and the number, class and/or price of shares of stock covered by each outstanding award or make other reasonable adjustments, and the numerical share limitations in the Amended and Restated 2013 Plan. The determination of any adjustment will be made by the Administrator in its discretion. If the Amended and Restated 2013 Plan is approved, the adjustment provisions contained in the Amended and Restated 2013 Plan will also govern outstanding awards under the Prior Plan.
Limitations
The Amended and Restated 2013 Plan contains annual grant limits. Specifically, subject to adjustment as provided in the Amended and Restated 2013 Plan, during any fiscal year of the Company, no employee will be granted:
•
Options and/or stock appreciation rights covering more than a total of 1,000,000 shares of our common stock, provided that in connection with his or her initial employment, an employee may be granted options and/or stock appreciation rights covering up to a total of 1,000,000 additional shares of our common stock in the fiscal year in which his or her service as an employee first commences;

•
Restricted stock and/or restricted stock units and/or performance shares covering more than 1,000,000 shares of our common stock, provided that in connection with his or her initial employment, an employee may be granted restricted stock, restricted stock units and/or performance shares covering up to a total of 1,000,000 additional shares of our common stock in the fiscal year in which his or her service as an employee first commences; and

•
Performance units having a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) greater than $5,000,000, provided that in connection with his or her initial employment, an employee may be granted additional performance units in the fiscal year in which his or her service as an employee first commences having a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) no greater than $10,000,000.

Separately, the Amended and Restated 2013 Plan provides that a non-employee member of our Board may not receive awards under the Amended and Restated 2013 Plan covering more than 100,000 shares of our common stock in any fiscal year. Awards granted to an individual while he or she was an employee or consultant, but not a non-employee member of our Board, will not count for purposes of this limitation.
The Administrator will adjust the share limitations in this section in the event of any adjustment to the Company’s shares discussed above in the “Adjustment to Shares Subject to the Amended and Restated 2013 Plan” section.
The Administrator cannot institute an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type and/or cash; (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the Administrator; and/or (iii) the exercise price of an outstanding award is increased or reduced.
Administration
Our Board has delegated administration of the Amended and Restated 2013 Plan to the Board’s compensation committee. The Board and the compensation committee may further delegate administration of the Amended and Restated 2013 Plan to any committee of the Board, or a committee of individuals satisfying applicable laws appointed by the Board in accordance with the terms of the Amended and Restated 2013 Plan. For purposes of this description of the Amended and Restated 2013 Plan, the term “Administrator” will refer to the Board or any committee designated by the Board to administer the Amended and Restated 2013 Plan. To make grants to certain officers and key employees of the Company, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934.
Subject to the terms of the Amended and Restated 2013 Plan, the Administrator has the authority in its discretion, to select the service providers who will receive awards, to determine the terms and conditions of awards, to modify or amend each award (subject to the restrictions of the Amended and Restated 2013 Plan), including to extend the post-termination exercisability period of awards, and to interpret the provisions of the Amended and Restated 2013 Plan and outstanding awards. The Administrator may allow a participant to defer the receipt of payment of cash or delivery of shares that otherwise would be due to such participant. The Administrator may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a participant or other subsequent transfers by the participant of any shares issued as a result of or under an award and may require that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. The Administrator may make rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and may make all other determinations deemed necessary or advisable for administering the Amended and Restated 2013 Plan. The Administrator’s decisions, determinations and interpretations will be final and binding on all participants and any other holders of awards.
Notwithstanding the foregoing, the Administrator cannot institute an exchange program as discussed above in the “Limitations” section.
Eligibility
Awards may be granted to employees, directors and consultants of the Company and employees and consultants of any parent or subsidiary corporation of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 1, 2023, we had approximately 28 service providers (including 23 employees who are not directors, 2 employee directors, 3 non-employee directors and no consultants. While consultants are eligible to participate pursuant to the terms of the Amended and Restated 2013 Plan, the Company has not generally made equity grants to its consultants. As of March 1, 2023, the closing price of a share of our common stock on NYSE was $1.74.
Stock Options
Each option granted under the Amended and Restated 2013 Plan will be evidenced by a written or electronic agreement between the Company and a participant specifying the number of shares subject to the option and the other terms and conditions of the option as the Administrator may determine, consistent with the requirements of the Amended and Restated 2013 Plan.
The exercise price per share of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to an employee who, at the time of grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. Generally, the fair market value of our common stock is the closing sales price of our stock as quoted on NYSE on the day of determination or such other established stock exchange or national market system on which the shares are listed.
The Amended and Restated 2013 Plan provides that the Administrator will determine the acceptable form(s) of consideration for exercising an option, including the method of payment. An option will be deemed exercised when the Company receives the notice of exercise and full payment for the shares to be exercised, together with applicable tax withholdings.
Options will be exercisable at such times or under such conditions as determined by the Administrator and set forth in the award agreement. The maximum term of an option will be specified in the award agreement, provided that incentive stock options will have a maximum term of no more than ten (10) years, and provided further that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five (5) years.

The Administrator will determine and specify in each award agreement, and solely in its discretion, the period of exercise applicable to each option following the participant’s cessation of service with the Company. In the absence of such a determination by the Administrator, the participant generally will be able to exercise his or her vested option for (i) thirty (30) days following his or her cessation of service for reasons other than death, disability or cause, (ii) six (6) months following his or her cessation of service due to disability, and (iii) twelve (12) months following his or her cessation of service due to death; provided, however, that the option immediately will terminate upon a cessation of service for cause.
In addition, if the participant is terminated for cause, the Company has the option to repurchase at cost any shares previously acquired through the exercise of an option granted on any date on which our common stock is not listed on any established stock exchange or national market system under the Amended and Restated 2013 Plan.
Restricted Stock Awards
Awards of restricted stock vest in accordance with the terms and conditions established by the Administrator in its sole discretion. Each restricted stock award granted will be evidenced by a written or electronic agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Amended and Restated 2013 Plan. Restricted stock awards may be subject to vesting conditions as the Administrator specifies, and the shares acquired may not be transferred by the participant until vested. The Administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.
Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Unless the Administrator provides otherwise, participants holding restricted stock will have the right to vote the shares and to receive all dividends and other distributions paid, except that dividends or other distributions paid in shares will be subject to the same restrictions on transferability and forfeitability as the shares with respect to which they were paid.
In addition, if the participant is terminated for cause, the Company has the right to repurchase at fair market value any shares for which restrictions have lapsed, the participant paid consideration for such shares and such shares were granted on any date on which our common stock is not listed on any established stock exchange or national market system under the Amended and Restated 2013 Plan.
Restricted Stock Units
The Administrator may grant restricted stock units which represent a right to receive shares at a future date as set forth in the participant’s award agreement. Each restricted stock unit granted under the Amended and Restated 2013 Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the number of shares subject to the award and other terms and conditions of the award, consistent with the requirements of the Amended and Restated 2013 Plan.
Restricted stock units will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion, which, depending on the extent to which they are met, will determine the number of restricted stock units to be paid out to participants.
After the grant of a restricted stock unit award, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. A participant will forfeit any unearned restricted stock units as of the date set forth in the award agreement. The Administrator in its sole discretion may pay earned restricted stock units in cash, shares of our common stock, or a combination of cash and shares.
Stock Appreciation Rights
A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. Each stock appreciation right granted under the Amended and Restated 2013 Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the exercise price and the other terms and conditions of the award, consistent with the requirements of the Amended and Restated 2013 Plan.

The exercise price per share of each stock appreciation right may not be less than the fair market value of a share on the date of grant. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined by multiplying (i) the difference between the fair market value of a share on the date of exercise over the exercise price by (ii) the number of exercised shares. The Company may pay the appreciation in cash, in shares, or in some combination thereof. The term of a stock appreciation right will be set forth in the award agreement. The terms and conditions relating to the period of exercise and the Company repurchase rights with respect to options described above also will apply to stock appreciation rights.
Performance Units and Performance Shares
Performance units and performance shares may also be granted under the Amended and Restated 2013 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. Each award of performance units or shares granted under the Amended and Restated 2013 Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the performance period and other terms and conditions of the award, consistent with the requirements of the Amended and Restated 2013 Plan.
Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, shares (which will have an aggregate fair market value equal to the earned performance units or shares at the close of the applicable performance period), or in a combination thereof. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
After the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares. Performance units will have an initial value established by the Administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a share on the grant date. A participant will forfeit any performance shares or units that are unearned or unvested as of the date set forth in the award agreement.
Transferability of Awards
Unless determined otherwise by the Administrator (and subject to the provisions of the Amended and Restated 2013 Plan that provides that the Administrator cannot institute an exchange program), awards granted under the Amended and Restated 2013 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a participant, only by the participant. If the Administrator makes an award transferable, the award will contain such additional terms and conditions as the Administrator deems appropriate.
Dissolution or Liquidation
In the event of the Company’s proposed dissolution or liquidation, the Administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. An award will terminate immediately prior to consummation of such proposed action to the extent the award has not been previously exercised.
Change in Control
The Amended and Restated 2013 Plan provides that, in the event of a merger of the Company with or into another corporation or entity or a “change in control” (as defined in the Amended and Restated 2013 Plan), each outstanding award will be treated as the Administrator determines, including, without limitation, that each award be assumed or an equivalent award substituted by the successor corporation or its affiliate. The Administrator will not be required to treat all awards similarly in the transaction. Our Board has made the determination that all equity awards issued under the Prior Plan and the Amended and Restated 2013 Plan, if approved, will include the provision that in the event of a “change in control” (as defined in the Prior Plan or the Amended and Restated 2013 Plan, as applicable), all unvested shares underlying the option and all unvested restricted stock units will vest and become exercisable immediately prior to the consummation of such change in control transaction.
If the successor corporation does not assume or substitute for the award, the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, all restrictions on restricted stock and restricted stock units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. In addition, if an option or stock appreciation right is not assumed or substituted for, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.
Forfeiture Events
The Administrator may specify in an award agreement that a participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but are not limited to, fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of our material policies, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the participant, or other conduct by the participant that is detrimental to our business or reputation. The Administrator may also require the application of this provisions with respect to any award previously granted to a participant even without any specified terms being included in any applicable award agreement to the extent required under applicable law.
Termination or Amendment
The Amended and Restated 2013 Plan will become effective upon its approval by the Company’s stockholders at the 2023 Annual Meeting of Stockholders and will continue in effect until terminated by the Administrator, but no options that qualify as incentive stock options may be granted after ten (10) years from the Restatement Date. The Administrator may amend, alter, suspend or terminate the Amended and Restated 2013 Plan at any time, provided that the Company will obtain stockholder approval of any amendment to the extent necessary and desirable to comply with applicable laws. No amendment, alteration, suspension or termination of the Amended and Restated 2013 Plan may impair the rights of any participant unless mutually agreed otherwise between the participant and the Company.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the Amended and Restated 2013 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options
An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two (2) years following the date the option was granted nor within one (1) year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two (2) years after the date of grant or within one (1) year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
Nonstatutory Stock Options
Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.
Stock Appreciation Rights
In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Restricted Stock Awards
A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty (30) days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Restricted Stock Unit Awards
There generally are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Performance Shares and Performance Unit Awards
A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Section 409A
Section 409A of the Code provides certain requirements for nonqualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended and Restated 2013 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.
Medicare Surtax
A participant’s annual “net investment income”, as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the Amended and Restated 2013 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.
Tax Effect for the Company
The Company generally will be entitled to a tax deduction in connection with an award under the Amended and Restated 2013 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE AMENDED AND RESTATED 2013 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
Number of Awards Granted to Employees, Consultants, and Directors
The number of awards that an employee, director or consultant may receive under the Amended and Restated 2013 Plan is in the discretion of the Administrator and therefore cannot be determined in advance, except that if the Amended and Restated 2013 Plan is approved, our non-employee directors will receive the following awards at the 2023 Annual Meeting of Stockholders under the Amended and Restated 2013 Plan, pursuant to the terms of our director compensation policy described herein: (i) an option to purchase 12,500 shares of our common stock with a per-share exercise price equal to the fair market value of that stock on the date of grant, and (ii) an award for 8,333 restricted stock units.
The following table sets forth for each of our named executive officers, current executive officers as a group, current directors who are not executive officers, as a group, and all employees, including all current officers who are not executive officers, as a group: (i) the aggregate number of shares of our common stock subject to options granted under the Prior Plan during the last fiscal year, (ii) the weighted average per share exercise price of such options, (iii) the aggregate number of restricted stock units granted under the Prior Plan and (iv) the grant date value of these restricted stock units.
Name of Individual or Group	Number of Options Granted	Weighted Average Per Share Exercise Price of Options	Number of Restricted Stock Units Granted	Grant Date Value of Restricted Stock Units
Kendall Larsen, Chief Executive Officer, President and Chairman	90,000	$1.49	26,668	$1.49
Robert D. Short III, Ph.D., Chief Scientist	45,000	$1.49	13,336	$1.49
Katherine Allanson, Chief Financial Officer	—	—	—	—
All current executive officers, as a group	135,000	$1.49	40,004	$1.49
All current directors who are not executive officers, as a group	37,500	$1.22	24,999	$1.22
All employees, including all current officers who are not executive officers, as a group	628,504	$1.49	193,630	$1.49

Vote Required
The approval of the Amended and Restated 2013 Plan will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting on this matter. Abstentions will have the same effect of a vote “against” the approval of the Amended and Restated 2013 Plan.
We strongly believe that the approval of the Amended and Restated 2013 Plan is essential to our continued success. Our employees are one of our most valuable assets. Stock options and other awards such as those provided under the Amended and Restated 2013 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals. For the reasons stated above, the stockholders are being asked to approve the Amended and Restated 2013 Plan.
The Board of Directors unanimously recommends that you vote “FOR” the approval of the Amended and Restated 2013 Equity Incentive Plan.

EXECUTIVE OFFICERS
The following table sets forth the respective names, ages and positions of our named executive officers as of March 1, 2023.
Name	Age	Position
Kendall Larsen	65	Chairman of the Board of Directors, President and Chief Executive Officer
Robert D. Short III, Ph.D.	71	Chief Scientist and Director
Katherine Allanson	62	Chief Financial Officer
The biographies of Mr. Larsen and Dr. Short are set forth under the heading “Board of Directors” in this Proxy Statement.
Each officer serves at the discretion of the Board and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION AND OTHER MATTERS
Compensation Program Objectives
The primary objectives of our executive compensation program are:
•	attracting and retaining the most talented and dedicated executives possible;
•	correlating annual and long-term cash and stock incentives to achievement of measurable performance objectives; and
•	aligning executives’ incentives with stockholder value creation.
To achieve these objectives, we implement and maintain compensation plans that tie a substantial portion of each executive officer’s overall compensation to key strategic financial and operational goals, such as revenue-generating activities, product and technical development, corporate public relations and stockholder value creation. The compensation committee’s approach emphasizes the setting of compensation at levels it believes are competitive with executives at other companies of similar size and stage of development who are operating in the information technology industry while taking into account our relative performance, key qualitative factors such as executive performance, criticality and tenure and our own strategic goals.
Executive Compensation Process
Role of the Compensation Committee
We maintain an executive compensation program comprised of multiple elements. The compensation committee typically reviews the elements of compensation for our named executive officers semiannually. The compensation committee makes all compensation decisions with regard to our Chief Executive Officer and the Company’s other named executive officers. In addition, the compensation committee is responsible for determining for all executive officers: annual base salary, annual incentive bonus, including specific goals, as applicable, and amount, equity compensation, employment agreements, severance arrangements and change in control agreements/provisions, if any, and any other benefits or compensation arrangement; evaluating and recommending to the Board compensation plans, policies, and programs for our Chief Executive Officer and other executive officers; administering our equity incentive plans; and preparing the compensation committee report that the SEC requires in our annual proxy statement, as applicable.
Our success largely depends on the skills, experience and efforts of our key personnel, including Mr. Larsen, Dr. Short and Ms. Allanson. Generally, the compensation committee seeks to provide compensation for our executive officers that is market competitive and provides incentives for our executive officers to remain with the Company and to drive development in the Company’s business. In setting executive compensation, the compensation committee considers various factors such as Company performance and individual performance, the importance of the officer’s role and the scope of the officer’s responsibilities (for example, job responsibilities that are broader than the specific position may suggest), current executive equity holdings and retention hold and competitive market data for executives in similar positions.
Role of the Chief Executive Officer and Management in Compensation Decisions
Our Chief Executive Officer generally attends the compensation committee’s meetings and makes recommendations to the compensation committee regarding the amount and form of the compensation of the other named executive officers and employees. He is not present for any of the executive sessions or for discussion related to his own compensation.
Compensation Consultant
The compensation committee retains sole authority to hire a compensation consultant, approve its compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.
In 2022, the compensation committee engaged Compensia as its compensation consultant to:
•	review the Company’s current executive compensation practices;
•
review and compare proposed cash and equity compensation adjustments for named executive officers in 2022 relative to competitive market data previously developed by Compensia for the compensation committee; and

•
provide the compensation committee with input on the proposed cash and equity compensation adjustments for named executive officers in 2022 based, in part, on the competitive market data previously developed by Compensia.

Elements of Executive Compensation
Our executive compensation program consists of the following elements:
•
Base Salary. Base salaries for our named executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Generally, the program is designed to deliver executive base salaries within the range of salaries for executives with the requisite skills in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Executives with more experience, critical skills, and/or considered key performers may be compensated above the range as part of our strategy for attracting, motivating and retaining highly experienced and high performing employees. Base salaries are reviewed annually and adjusted from time to time after taking into account relevant market data, individual responsibilities, performance, and experience.

•
Annual Incentive Bonus. Each year, the compensation committee establishes an annual incentive bonus amount for each named executive officer based on a percentage of the executive’s base salary. The incentive bonus, combined with base salary, is intended to provide our executive officers with a competitive cash compensation package that will aid in the retention of the employee, as well as provide an incentive and a reward for strong Company and individual performance. The chief executive officer and the compensation committee agree on general performance objectives for our named executive officers for the year, but the compensation committee has the sole discretion to determine following the end of the fiscal year whether, and the extent to which, the performance objectives were met and the amount of the annual incentive bonuses to be paid. Given the Company’s rapidly evolving business model, this structure provides the compensation committee with flexibility to reward strategic and operational goals that may not be quantifiable and allows the compensation committee to take into account the Company’s overall performance based on a multitude of factors. The compensation committee generally utilizes the annual incentive bonuses to compensate officers for achieving financial and operational goals and for individual performance. Performance factors considered when determining bonuses typically include strategic factors such as establishment and maintenance of key strategic relationships, development and implementation of our licensing strategy, development of our product, identification and advancement of additional products, litigation strategies and financial factors such as improving our results of operations, and increasing the price per share of our Common Stock.

•
Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages high performance by our named executive officers through the use of stock-based awards. Our 2013 Plan was established to provide our employees, including our named executive officers, with incentives to help align those employees’ interests with the interests of stockholders. Our compensation committee believes that the use of stock-based awards offers the best approach to achieving our compensation goals. Our 2013 Plan allows for stock options, restricted stock, RSUs, stock appreciation rights, performance units, performance shares and performance bonus awards. In 2022, we granted both stock options and RSUs under our 2013 Plan to our named executive officers.

Stock-based awards are made at the commencement of employment, may be made annually based upon performance and, occasionally, following a significant change in job responsibilities or to meet other special retention objectives. The compensation committee reviews and approves stock-based awards to named executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. In determining the number of stock-based awards granted to our named executive officers, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value, the individual’s historic and recent performance, the value of stock-based awards in relation to other elements of the individual executive’s total compensation and relative to comparable companies. We expect to continue to use stock-based awards as a long-term incentive vehicle because we believe that stock-based awards:
•
align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders;

•	are performance-based in that the value of awards is tied directly to our stock price performance;

•
help to provide a balance to the overall executive compensation program as base salary and our annual bonus program focus on short-term compensation, while the vesting of stock options and RSUs provide incentives to increase stockholder value over the longer term; and

•	include vesting restrictions that encourage executive retention and the preservation of stockholder value.
Named Executive Officers’ Compensation Decisions for 2022
In 2022, the compensation committee undertook a full review of the compensation of our named executive officers, and following this review, in June 2022, the compensation committee made the following decisions (as described in greater detail in the sections below):
•	increases to the base salaries for 2022 for each of our named executive officers compared to 2021;
•	no increases to the number of shares underlying stock option grants for 2022 compared to 2021; and
•	no increases to the number of shares underlying RSU grants for 2022 compared to 2021.
The compensation for our named executive officers for 2022 is presented in the table below.
Name	Base Salary 2022	Targeted Cash Incentive Opportunity for 2022(1)	Actual Cash Incentive Paid for 2022(2)	Annual Incentive Bonus 2022(3)	Number of Shares Underlying Stock Option Grants for 2022(4)	Number of Shares Underlying Stock Awards for 2022(4)	All Other Compensation
Kendall Larsen President & Chairman, Chief Executive Officer	$759,487	75%	75%	$569,615	90,000	26,668	$58,422(5)
Robert D. Short III, Ph.D. Chief Scientist and Director	$483,224	75%	75%	$362,418	45,000	13,336	—
Katherine Allanson Chief Financial Officer	$300,900	75%	75%	$225,675	—	—	—
(1)	The target bonus level for cash incentive opportunities was calculated as a percentage of base salary.
(2)	The actual bonus level for cash incentive opportunities was calculated as a percentage of base salary.
(3)	The bonus amounts in this column reflect the annual incentive bonuses paid for 2022.
(4)	Stock option grants and stock awards made under the Prior Plan.
(5)	Reflects a payment of $58,422 for accrued, but unused vacation in 2022.
Base Salary
Mr. Larsen is our President and Chief Executive Officer, as well as Chairman of the Board. Mr. Larsen, a founder of VirnetX Inc., has driven the organization’s performance, leading it from inception, through the early start-up phase and through several rounds of financing. He has also helped drive significant revenues, and achievement of operational and strategic milestones. The compensation committee believes that Mr. Larsen is critical to our ability to pursue our licensing strategy going forward. In light of these considerations and the other factors described above, in December 2021, the compensation committee increased Mr. Larsen’s base salary from $730,276 to $759,487 for 2022, an increase of approximately $29,211 or 4%, from 2021. The compensation committee felt this salary increase was warranted due to the value Mr. Larsen brings to the Company through his key role in the management of the Company during his long tenure, as well as our successes under his leadership in product development, licensing, and litigation matters.
Dr. Short has significant scientific and technological expertise, and the compensation committee considered his technical, scientific and management skills, his level of responsibility and expected contributions to intellectual property and product development. In light of these considerations and the other factors described above, in December 2021, the compensation committee increased Dr. Short’s base salary from $464,639 to $483,224 for 2022, an increase of approximately $18,585, or 4%, from 2021. The compensation committee felt this salary increase was appropriate given his long tenure with us and contributions to our business.
Ms. Allanson has significant public company experience as well as institutional knowledge of the Company, having provided independent consultant accounting and reporting services to the Company since October 2011, and the compensation committee considered her technical and strategic skills, her level of responsibility and expected contributions to our further success. In light of these considerations and the other factors described above, in December 2021, the compensation committee increased Ms. Allanson’s base salary from $295,000 to $300,900 an increase of approximately 5,900 or 2% from 2021. The compensation committee felt this salary increase was appropriate given her experience with us and contributions to our business.
Bonuses
2022 Annual Incentive Bonus
In 2022, the compensation committee set the 2022 target incentive opportunity percentages for Mr. Larsen, Dr. Short and Ms. Allanson to 75% of 2022 base salary. In November 2022, the compensation committee reviewed the Company’s performance in 2022 and the contributions that our named executive officers made to such performance. The compensation committee determined to pay each of Mr. Larsen, Dr. Short and Ms. Allanson 75% of their respective 2022 base salary in light of the Company’s overall performance for 2022. In making such payments, the compensation committee considered various factors, including advances in product development and their contributions in achieving this performance, the achievement of certain licensing, technical, and litigation milestones, and the development of the Company’s patent portfolio, none of which were given any particular weight or assigned a dollar value. The resulting aggregate 2022 annual incentive bonus payments paid to Mr. Larsen, Dr. Short and Ms. Allanson were $569,615, $362,418 and $225,675, respectively.
Equity Incentive Compensation
In 2022, the compensation committee approved grants of stock options and RSUs to Mr. Larsen, Dr. Short and Ms. Allanson as shown in the table below.
In determining 2022 stock option awards and stock awards for Mr. Larsen, Dr. Short and Ms. Allanson, the compensation committee reviewed various factors, including the Company’s performance, each officer’s performance and perceived criticality to future success, market practices with respect to long-term incentives, and total annual equity allocations at the Company for 2022.
Name	Position	Grant Date	Number of Shares Underlying Option Grant(1)(2)	Option Grant Date Fair Value(4)	Number of Shares Underlying Stock Award(3)	Stock Award Grant Date Fair Value(4)
Kendall Larsen	Chief Executive Officer, President and Chairman	6/7/2022	90,000	$99,000
		6/7/2022			26,668	$39,735
Robert D. Short III, Ph.D.	Chief Scientist	6/7/2022	45,000	$49,500
		6/7/2022			13,336	$19,870
Katherine Allanson	Chief Financial Officer	—	—	—	—	—
(1)
Subject to the continued service of the named executive officer, 1/48 of the total number of Shares subject to the Option shall vest and become exercisable on the one-month anniversary of the grant date, and 1/48 of the total number of Shares subject to the Option shall vest and become exercisable on each monthly anniversary thereafter.

(2)	All stock options indicated in the table have an exercise price equal to the closing sales price of our common stock traded on NYSE as of the applicable grant date.
(3)	Subject to the continued service of the named executive officer, the stock award shall vest in four equal annual installments beginning on the one-year anniversary of the grant date.
(4)
The amounts in this column reflect the aggregate grant date fair value of the stock awards and option awards computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or FASB ASC Topic 718. The Company calculates the fair value of RSUs based on the fair market value of the Company’s common stock on the grant date. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock-Based Compensation” in the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-K for 2022.

Perquisites
Our named executive officers participate in the same group insurance and employee benefit plans as our other salaried employees. At this time, we do not provide special benefits or other perquisites to our named executive officers.

Severance and Change in Control Arrangements
We do not provide change in control agreements or employment agreements providing formal cash or equity severance rights to any of our named executive officers. Our Prior Plan and the Amended and Restated 2013 Plan, if approved, allows the Board to determine the terms and condition of awards issued thereunder. The Board has made the determination that all equity awards issued under our Prior Plan and the Amended and Restated 2013 Plan, if approved will include the provision that in the event of a “Change in Control” (as defined in our Prior Plan or the Amended and Restated 2013 Plan, as applicable), all unvested shares underlying the option and all unvested RSUs will vest and become exercisable immediately prior to the consummation of such Change in Control transaction.
Stock Ownership Guidelines
We have not adopted stock ownership guidelines, and we currently do not require our directors or executive officers to own a particular amount of our Common Stock. The compensation committee is satisfied that stock and option holdings among our directors and executive officers are sufficient at this time to provide ongoing motivation to align this group’s interests with those of our stockholders.
The Company has adopted policies that prohibits employees, officers, directors, and consultants from engaging in any short sale, “sale against the box”, hedging or derivative transactions, such as “cashless” collars, forward contracts, equity swaps or other similar or related transactions involving the Company’s stock.
Tax and Accounting Considerations
The compensation committee considers the possible tax consequences to the Company and to its executives of our compensation programs, the accounting consequences to the Company of different compensation decisions and the impact of such decisions on stockholder dilution. With respect to the tax consequences to the Company, the compensation committee considers the potential future effects of Section 162(m) on the compensation paid to our named executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the chief executive officer and certain other highly compensated officers.
We follow ASC Topic 718 for our options and stock awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that a named executive officer is required to render service in exchange for the option or other award.
In approving the amount and form of compensation for our named executive officers, our compensation committee may consider all elements of the cost to us of providing such compensation, including the potential tax and accounting consequences. However, to maintain maximum flexibility in designing compensation programs, the compensation committee will not limit compensation to those levels or types of compensation that lead to a particular accounting result or level of stockholder dilution.

Summary Compensation Table
The following table sets forth summary information concerning compensation earned by the Company’s Chief Executive Officer, Chief Scientist and Chief Financial Officer.
Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(2)	All Other Compensation	Total
Kendall Larsen Chief Executive Officer, President and Chairman	2022	$759,487	$569,615	$39,735	$99,000	$58,422(3)	$1,526,259
	2021	$730,276	$365,138	$122,402	$327,275	$56,175(4)	$1,601,266
	2020	$702,189	$1,033,028(5)	$184,536	$362,035	$797,617(6)	$3,079,405
Robert D. Short III, Ph.D. Chief Scientist	2022	$483,224	$362,418	$19,870	$49,500	$—	$915,012
	2021	$464,639	$232,319	$61,198	$220,480	$—	$978,636
	2020	$446,768	$657,265(7)	$92,264	$256,215	$1,368,334(8)	$2,820,846
Katherine Allanson Chief Financial Officer	2022	$300,900	$225,675	$—	$—	$—	$526,575
	2021	$98,333(9)	$44,250	$—	$370,800	$—	$513,383
(1)	Actual salary earned during 2020, 2021 and 2022.
(2)
The amounts in this column reflect the aggregate grant date fair value of the stock awards and option awards computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or FASB ASC Topic 718. The Company calculates the fair value of RSUs based on the fair market value of the Company’s common stock on the grant date. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock-Based Compensation” in the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-K for 2022.

(3)	Includes payment of $58,422 for accrued, but unused vacation in 2022.
(4)	Includes payment of $56,175 for accrued, but unused vacation in 2021.
(5)	Reflects (i) a special bonus payment of $506,386, approved by the Board in March 2020 (the “March Special Bonus”), and (ii) an annual incentive bonus payment of $526,642 for 2020.
(6)
Reflects (i) an adjustment payment of $691,666 related to the 2020 Dividend (defined below) and (ii) payment of $51,937 and $54,014 in 2020 for accrued, but unused vacation in 2019 and 2020, respectively. Mr. Larsen also received a dividend payment of $1.00 per share of common stock held by him in connection with the 2020 Dividend, which is not reflected in this amount. In May 2020, the Board declared a special cash dividend to shareholders of record as of the close of business on May 18, 2020 of $1.00 per share of common stock, payable on May 26, 2020 (the “2020 Dividend”). For additional information relating to the 2020 Dividend, please see “Fiscal 2020 Dividend” in the 2021 proxy statement.

(7)	Reflects (i) a March Special Bonus payment of $322,189 and (ii) an annual incentive bonus payment of $335,076 for 2020.
(8)
Reflects an adjustment payment of $1,368,334 related to the 2020 Dividend. Dr. Short also received a dividend payment of $1.00 per share of common stock held by him in connection with the 2020 Dividend, which is not reflected in this amount.

(9)	Ms. Allanson’s initial base salary was $295,000, but because she joined us in September 2021, her compensation for 2021 was pro-rated to $98,333.

Outstanding Equity Awards at 2022 Fiscal Year End
The following table shows all outstanding equity awards held by the named executive officers as of December 31, 2022.
	Option Awards				Stock Awards
Name	# of Securities Underlying Unexercised Options Exercisable	# of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Kendall Larsen(1)	40,000(2)	—	$23.72	6/6/2023	—	$—
	40,000(2)	—	$15.40	7/8/2024	—	$—
	40,000(2)	—	$5.41	5/20/2025	—	$—
	40,000(2)	—	$4.74	5/23/2026	—	$—
	40,000(2)	—	$3.85	6/2/2027	—	$—
	220,000(2)	—	$3.55	2/16/2028	—	$—
	40,000(2)	—	$3.20	5/31/2028	—	$—
	35,833(3)	4,167	$6.11	5/30/2029	—	$—
	24,063(3)	10,937	$5.63	3/18/2030	—	$—
	25,000(3)	15,000	$6.92	6/2/2030	—	$—
	15,000(3)	25,000	$4.59	6/14/2031	—	$—
	20,625(3)	34,375	$4.59	6/14/2031	—	$—
	11,250(3)	78,750	$1.49	6/7/2032	—	$—
	—	—	—	—	6,666(4)	$8,665.80
	—	—	—	—	13,333(4)	$17,332.90
	—	—	—	—	20,000(4)	$26,000.00
	—	—	—	—	26,668(4)	$34,668.40
Robert D. Short III, Ph.D.	20,000(2)	—	$23.72	6/6/2023	—	$—
	20,000(2)	—	$15.40	7/8/2024	—	$—
	20,000(2)	—	$5.41	5/20/2025	—	$—
	20,000(2)	—	$4.74	5/23/2026	—	$—
	20,000(2)	—	$3.85	6/2/2027	—	$—
	980,000(2)	—	$4.15	9/14/2027	—	$—
	120,000(2)	—	$3.55	2/16/2028	—	$—
	20,000(2)	—	$3.20	5/31/2028	—	$—
	17,917(3)	2,083	$6.11	5/30/2029	—	$—
	24,063(3)	10,937	$5.63	3/18/2030	—	$—
	12,500(3)	7,500	$6.92	6/2/2030	—	$—
	7,500(3)	12,500	$4.59	6/14/2031	—	$—
	16,500(3)	27,500	$4.59	6/14/2031	—	$—
	5,625(3)	39,375	$1.49	6/7/2032	—	$—
	—	—	—	—	3,334(4)	$4,334.20
	—	—	—	—	6,667(4)	$8,667.10
	—	—	—	—	10,000(4)	$13,000.00
	—	—	—	—	13,336(4)	$17,336.80
Katherine Allanson	5,000(5)	5,000	$5.18	12/18/30	—	$—
	37,500(5)	82,500(5)	$4.12	9/15/31	—	$—
(1)	This table does not include options or RSUs granted to Mrs. Larsen, which are discussed in the notes to the Beneficial Ownership Table, included in this Proxy Statement at page 19.
(2)	The shares subject to this option are fully vested and exercisable as of December 31, 2022.
(3)
The shares subject to the option vest and become exercisable in 48 equal monthly installments beginning on the one month anniversary of the grant date, subject to the optionee’s continued status as a service provider of the Company on each such date.

(4)	The RSUs shall vest in four equal annual installments beginning on the one year anniversary of the grant date.
(5)
25% of the shares subject to this option vest and become exercisable on the one-year anniversary of the grant date, and the remaining vest in 36 equal installments on the one-month anniversary of the grant date, subject to the optionee’s continued status as a service provider of the Company on each date.

Potential Payments Upon Termination or Change in Control
As stated elsewhere in this Proxy Statement, we do not provide change in control agreements or employment agreements providing formal cash or equity severance rights to any of our named executive officers. However, the Board has made the determination that all equity awards issued under our Prior Plan and the Amended and Restated 2013 Plan, if approved, will include the provision that in the event of a “Change in Control” (as defined in our Prior Plan or the Amended and Restated 2013 Plan, as applicable), all unvested shares underlying the option and all unvested RSUs will vest and become exercisable immediately prior to the consummation of such Change in Control transaction.
The table below provides an estimate of the value of the equity awards that will vest and become immediately exercisable prior to the consummation of such Change in Control transaction for each of our named executive officers for our fiscal year ended December 31, 2022, assuming that the change in control was effective on December 31, 2022. The amounts reported in the table reflect the aggregate market value of the unvested shares of our common stock underlying outstanding stock options and restricted stock unit awards.
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Kendall Larsen	168,229	—	66,667	$86,667
Robert D. Short III, Ph.D.	99,895	—	33,336	$43,338
Katherine Allanson	87,500	—	—	—
(1)
The aggregate market value is computed by multiplying (i) the number of shares of our common stock underlying unvested and outstanding stock options on December 31, 2022, that would become vested by (ii) the positive difference, if any, between $1.30 (the closing market price of our common stock on the NYSE on December 30, 2022, the last trading day in 2022) and the exercise price of such option. Because no options had an exercise price below $1.30, there would have been no value associated with their acceleration.

(2)
The aggregate market value is computed by multiplying (i) the number of unvested shares of our common stock subject to outstanding restricted stock unit awards on December 31, 2022 that would become vested by (ii) $1.30 (the closing market price of our common stock on NYSE on December 30, 2022, the last trading day in 2022).

PAY VERSUS PERFORMANCE
In 2022, the SEC released its final rules requiring that the “pay versus performance” disclosure codified in the Dodd-Frank Act of 2010 be provided by companies filing proxy and information statements regarding executive compensation. The rules require a disclosure of “compensation actually paid” to the principal executive officer (“PEO”) and named executive officers (“NEOs”) other than the PEO, as well certain other required disclosure. Compensation “actually paid” has a specific formula set forth in the rules.
The following table sets forth the pay versus performance information required by the new disclosure:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(4)	Average Summary Compensation Table for Non- PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return of Fixed $100 Investment(2)	Net Income (Loss)(3)
2022	$1,526,260	$1,269,156	$720,794	$580,325	$25.70	$(36,260,000)
2021	$1,601,266	$1,171,563	$834,374	$440,926	$51.59	$(42,921,000)
(1)	PEO for 2022 and 2021: Kendall Larsen.
Non-PEO NEOs for 2022: Robert D. Short III, Ph.D., Chief Scientist, and Katherine Allanson, Chief Financial Officer.
Non-PEO NEOs for 2021: Robert D. Short III, Ph.D., Chief Scientist, Richard Nance (deceased in 2021) and Katherine Allanson, Chief Financial Officer.
(2)
Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31, 2021 and 2022, calculated in accordance with Item 210(e) of Regulation S-K.

(3)	Net Income (Loss) for each year as set forth in our Consolidated Statements of Operations in our Annual Report on Form 10-K for each applicable year.
(4)	The following table sets forth a reconciliation of the total compensation reflected in the summary compensation table to the compensation actually paid to the PEO and non-PEO NEOs:
	2022		2021
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$1,526,260	$720,794	$1,601,266	$834,375
Less: Current year stock and option award grants in Summary Compensation Table	$(138,735)	$(34,685)	$(449,677)	$(358,763)
Add fair value of unvested awards granted in current year	$105,780	$26,444	$202,002	$151,796
Change in fair value of unvested awards granted in prior years	$(147,751)	$(93,108)	$(260,746)	$(104,967)
Change in fair value of awards vesting in current year, granted in prior years	$(86,557)	$(41,660)	$59,765	$(93,884)
Add: fair value of awards granted in and vested in current year	$10,159	$2,540	$18,953	$12,369
	$1,269,156	$580,325	$1,171,563	$440,926
Analysis of the Information Presented in the Pay Versus Performance Table
We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid versus Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid (“CAP”) to our PEO, the average of CAP to our Non-PEO NEOs, and our Net Income (Loss) during the two most recently completed fiscal years.

Compensation Actually Paid versus Total Shareholder Return
The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our Total Shareholder Return during the two most recently completed fiscal years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AND DELINQUENT 16(a) REPORTS
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms filed with the SEC, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2022, there were six untimely filed Section 16(a) reports by the Company’s Section 16(a) reporting persons as follows:
•	Dr. Short filed one late Form 4 relating to certain dispositions of shares in June 2021.
•	Messrs. Larsen, Short, Angelo, Feiner, and O’Brien each filed late Form 4s relating to certain acquisitions of shares in June 2022.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than compensation arrangements of non-employee directors and named executive officers, we describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Kendall Larsen, the Company’s Chairman of the Board of Directors, President and Chief Executive Officer, is married to the Company’s Chief Administrative Officer, Kathleen Larsen. Kathleen Larsen is not an executive officer of the Company. In addition, Kathleen Larsen’s sons, Dustan Sheehan and Joshua Sheehan, are employed by the Company as a (1) Web, Graphics, and Testing Engineer and (2) Director of Global Engineering Operations and Customer Relations, respectively. Neither Dustan Sheehan nor Joshua Sheehan are executive officers of the Company.
Mr. Larsen’s son, Parker Larsen, is employed by the Company as a Product Integration Engineer. Parker Larsen is not an executive officer of the Company.
Robert D. Short III, Ph.D., the Company’s Chief Scientist, is the father-in-law of Corby Hoback, who is employed by the Company as a Director of Software Project Engineer. Corby Hoback is not an executive officer of the Company.
Dr. Short’s son, Dunham Short, was hired by the Company as a Senior Software Engineer in January 2022. Dunham Short is not an executive officer of the Company.
The compensation for all such related persons was approved by the compensation committee, and all such related persons are compensated at a level that the Company believes is comparable to other employees in similar positions of responsibility at comparable companies. Compensation amounts below reflect the aggregate grant date fair value of the stock options computed in accordance with FASB ASC Topic 718. The values of the option grants and stock awards include the value of unvested shares. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock-Based Compensation” in the Note to the Financial Statements contained in the Company’s Annual Report on Form 10-K for 2022.
2022
During 2022, Kathleen Larsen received an aggregate of $483,337 in the form of salary, an annual incentive bonus of $362,503, $49,500 in the form of option grants, $37,171 in the form of a payout for unused and accrued vacation time and $19,870 in the form of stock awards.
During 2022, Dustan Sheehan received an aggregate of $132,612 in the form of salary, an annual incentive bonus of $58,017, $17,600 in the form of option grants, and $9,935 in the form of stock awards.

During 2022, Joshua Sheehan received an aggregate of $132,612 in the form of salary, an annual incentive bonus of $46,414, $13,750 shares in the form of option grants and $12,420 in the form of stock awards.
During 2022, Parker Larsen received an aggregate $90,363 in the form of salary, an annual incentive bonus of $31,627, $11,000 in the form of option grants and $9,935 in the form of stock awards.
During 2022, Corby Hoback received an aggregate of $212,180 in the form of salary, an annual incentive bonus of $92,828, $82,500 in the form of option grants and $14,900 in the form of stock awards.
During 2022, the Company leased the use of an aircraft from K2 Investment Fund LLC (“LLC”) for business travel for employees of the Company (the “Aircraft”). The Company incurred approximately $1,123,000, $791,000, and $324,000 in rental fees and reimbursements to the LLC in 2022, 2021 and 2020, respectively. Kendall Larsen and Kathleen Larsen are the sole member-managers of the LLC and control the equity interests of the LLC. On January 31, 2015, the Company entered into a 12-month non-exclusive lease with the LLC for use of the plane at a rate of approximately $8,000 per flight hour, with no minimum usage requirement. The agreement contains other terms and conditions normal in such transactions and can be cancelled by either the Company or the LLC with 30-days’ notice. The agreement renews on an annual basis unless terminated by either party. Neither party has exercised their termination rights. The audit committee has approved the rental fees and lease agreement.
Policies and Procedures for Related Party Transactions
The audit committee is responsible for reviewing and approving any proposed related person transactions. The audit committee reviews any such proposed related person transactions on a quarterly basis, or more frequently as appropriate. In cases in which a transaction has been identified as a potential related person transaction, management must present information regarding the proposed transaction to the audit committee for consideration and approval or ratification. The audit committee is also responsible for reviewing the Company’s policies with respect to related person transactions and overseeing compliance with such practices.

AUDIT COMMITTEE REPORT
The following is the report of the audit committee of the Board. In connection with the financial statements for 2022, our audit committee has:
•
reviewed and discussed our audited financial statements for 2022 with our management and our independent registered public accounting firm, including discussions related to critical accounting policies, financial reporting principles and practices, the reasonableness of significant estimates, and the effectiveness of internal control over financial reporting;

•
discussed with our independent registered accountants, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission; and

•
received the written disclosures and the letter from our independent registered public accounting firm discussing the matters required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with our independent registered public accounting firm its independence.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for 2022.
Respectfully submitted by:
Thomas M. O’Brien (Chair)
Michael F. Angelo
Gary W. Feiner
Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report shall not be deemed to be incorporated by reference into any such filings, unless we specifically incorporate these reports by reference in some other filed document.

OTHER BUSINESS
The Board is not aware of any other matters to be presented at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting, the enclosed proxy card confers discretionary authority with respect to such matter.
AVAILABILITY OF FORM 10-K
We will provide upon request without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for 2022, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please send a request to: Corporate Secretary, VirnetX Holding Corporation, P.O. Box 439, Zephyr Cove, NV 89448, telephone (775) 548-1785. Our Annual Report on Form 10-K and our other filings with the SEC, including exhibits, are also available for free online at www.virnetx.com under the “SEC Filings” link in the “Investors” tab and at the SEC’s website, www.sec.gov.
Sincerely,

Kathleen Larsen
Corporate Secretary

ANNUAL MEETING INSTRUCTIONS
Attendance at the Annual Meeting is limited to stockholders of record as of April 24, 2023. Registration will begin at 9:45 a.m. Pacific Time on June 15, 2023.
How you may attend the Annual Meeting and vote depends on whether you are an objecting or non-objecting beneficial owner or whether you are a registered stockholder; if your status is unclear, please email info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time to confirm.
If you are an objecting or non-objecting beneficial owner (that is, if your shares are held at a brokerage): You must email info@virnetx.com no later than Wednesday, June 14, 2023, at 11:59 p.m. Eastern Time for verification by the Company. Following verification, you will receive a control identification number and a company-issued password. To attend the meeting, visit https://agm.issuerdirect.com/vhc, where you will be asked to enter both codes received from us. To vote, visit https://central.proxyvote.com/pv/web, where you will be asked to enter the control identification number located on your proxy card, received from Broadridge Financial Solutions, Inc.
If you are a registered stockholder: To attend the meeting, visit https://agm.issuerdirect.com/vhc, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation. To vote, visit www.iproxydirect.com/VHC, where you will be asked to enter the control identification number, request identification number, and password located on your Notice of Internet Availability (Notice and Access) Card, received from Issuer Direct Corporation.

APPENDIX A

VIRNETX HOLDING CORPORATION

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
1.	Purposes of the Plan. The purposes of this Plan are:
•	to attract and retain the best available personnel for positions of substantial responsibility,
•	to provide additional incentive to Employees, Directors and Consultants, and
•	to promote the success of the Company’s business.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares. The Plan is an amendment and restatement of the Company’s 2013 Equity Incentive Plan that was amended and restated most recently by the Board in April 2021. The Plan was adopted by the Board on April 10, 2023 (the “Restatement Date”).
2.	Definitions. As used herein, the following definitions will apply:
(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b) “Affiliate” means an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity.
(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.
(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(f) “Board” means the Board of Directors of the Company.
(g) “Cause” will have the meaning set forth in the applicable Participant’s Award Agreement, employment agreement, or other applicable written agreement. If such agreement does not contain a definition of “Cause”, Cause will mean the following: (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The term “Company” as used in this Section 2(g) will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.
(h) “Change in Control” means the occurrence of any of the following events:
(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, however, that for purposes of this clause (i), (1) the acquisition of beneficial ownership of additional stock by any one Person who is considered to beneficially own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; and (2) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this clause (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(i) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.
(k) “Common Stock” means the common stock of the Company.
(l) “Company” means VirnetX Holding Corporation, a Delaware corporation, or any successor thereto.

(m) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary or other Affiliate to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act and provided further that a Consultant will only include those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
(n) “Director” means a member of the Board.
(o) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(p) “Employee” means any person, including Officers and Directors, employed by the Company or a Parent or Subsidiary or other Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator cannot implement an Exchange Program.
(s) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, NYSE MKT, LLC, Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend or holiday, the Fair Market Value will be the price as determined in accordance with subsections (i) through (iii) above (as applicable) on the next business day, unless otherwise determined by the Administrator.
(t) “Fiscal Year” means the fiscal year of the Company.
(u) “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(v) “Inside Director” means a Director who is an Employee.
(w) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(y) “Option” means a stock option granted pursuant to the Plan.
(z) “Outside Director” means a Director who is not an Employee.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(bb) “Participant” means the holder of an outstanding Award.
(cc) “Performance Period” will have the meaning set forth in Section 11 of the Plan.
(dd) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 11.
(ee) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 11.
(ff) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(gg) “Plan” means this Amended and Restated 2013 Equity Incentive Plan.
(hh) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.
(ii) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 of the Plan. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(jj) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(kk) “Section 16(b)” means Section 16(b) of the Exchange Act.
(ll) “Service Provider” means an Employee, Director or Consultant.
(mm) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
(nn) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 10 of the Plan is designated as a Stock Appreciation Right.
(oo) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.	Stock Subject to the Plan.
(a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 3,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.
(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised, whether or not actually issued pursuant to such exercise will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. Shares repurchased by the Company using Option exercise proceeds will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b). For the avoidance of doubt, the provisions of this Section 3(b) will also apply to awards that were granted under the Plan prior to its amendment and restatement.
(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4.	Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.
(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i) to determine the Fair Market Value;
(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine the number of Shares to be covered by each Award granted hereunder;
(iv) to approve forms of Award Agreements for use under the Plan;
(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;
(viii) to modify or amend each Award (subject to Section 6 and Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 7(b) of the Plan regarding Incentive Stock Options);
(ix) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;
(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xi) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xii) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
(xiii) to require that the Participant’s rights, payments and benefits with respect to an Award (including amounts received upon the settlement or exercise of an Award) will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award, as may be specified in an Award Agreement at the time of the Award, or later if (A) Applicable Laws require the Company to adopt a policy requiring such reduction, cancellation, forfeiture or recoupment, or (B) pursuant to an amendment of an outstanding Award; and
(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.
(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
5.
Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company or any Parent or Subsidiary.

6.	Limitations.
(a) Incentive Stock Option Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(b) Share Limitations. Subject to adjustment as provided in Section 14, during any Fiscal Year, no Employee will be granted:
(i) Options and/or SARs covering more than a total of 1,000,000 Shares; provided, however, that in connection with his or her initial employment, an Employee may be granted Options and/or SARs covering up to a total of 1,000,000 additional Shares in the Fiscal Year in which his or her service as an Employee first commences;
(ii) Restricted Stock and/or Restricted Stock Units and/or Performance Shares covering more than 1,000,000 Shares; provided, however, that in connection with his or her initial employment, an Employee may be granted Restricted Stock, Restricted Stock Units and/or Performance Shares covering up to a total of 1,000,000 additional Shares in the Fiscal Year in which his or her service as an Employee first commences; and
(iii) Performance Units having a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) greater than $5,000,000; provided, however, that in connection with his or her initial employment, an Employee may be granted additional Performance Units in the Fiscal Year in which his or her service as an Employee first commences having a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) no greater than $10,000,000.
(iv) If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 14(c)), the cancelled Award will be counted against the limits set forth in this subsection (b).
(c) Exchange Program. The Administrator cannot institute an Exchange Program.
(d) Outside Director Limitations. No Outside Director may be granted, in any Fiscal Year, Awards covering more than 100,000 Shares. Awards granted to an individual while he or she was an Employee or Consultant, but not an Outside Director, shall not count for purposes of this limitation.

7.	Stock Options.
(a) Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. Subject to Section 6 and the other terms and conditions of the Plan, the Administrator will have complete discretion to determine the number of Shares granted to any Service Provider. Each Option shall be evidenced by an Award Agreement (which may be in electronic form) that shall specify the exercise price, the expiration date of the Option, the number of Shares covered by the Option, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine.
(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c) Option Exercise Price and Consideration.
(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1) In the case of an Incentive Stock Option
(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (4) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment.
(d) Exercise of Option.
(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability or termination for Cause, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for thirty (30) days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv) Death of Participant. If a Participant dies while a Service Provider, or dies within thirty (30) days following the day Participant ceases to be a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(v) Termination for Cause. In the event a Participant ceases to be a Service Provider as a result of the Participant’s termination for Cause, the Option shall immediately terminate in its entirety upon first notification to the Participant of Participant’s termination for Cause. If a Participant Service Provider status is suspended pending an investigation of whether the Participant shall be terminated for Cause, all of the Participant’s rights under the Option likewise shall be suspended during the investigation period and the Participant shall have no right to exercise the Option. This Section 7(d)(v) shall apply with equal effect to vested Shares acquired upon exercise of the Option granted on any date on which the Common Stock is not listed on any established stock exchange or national market system, in that the Company shall have the right to repurchase such Shares from the Participant upon the following terms: (A) the repurchase is made within ninety (90) days of the date Participant ceases to be a Service Provider, at the Fair Market Value of the Shares as of the date of such termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock on any established stock exchange or national market system. Notwithstanding the foregoing, with respect to vested Shares issued upon exercise of an Option granted to any Officer, Director or Consultant, the Company’s right to repurchase such Shares upon the date that Participant ceases to be a Service Provider as a result of termination for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 7(d)(v) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Award Agreement.
8.	Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b) Restricted Stock Agreement. Subject to the limitations contained in Section 6, each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c) Transferability. Except as provided in this Section 8 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
(i) Termination for Cause. In the event a Participant ceases to be a Service Provider as a result of the Participant’s termination for Cause, the Participant paid consideration to purchase Shares granted pursuant to a Restricted Stock Award, and the Administrator granted the Award to purchase Restricted Stock on any date on which the Common Stock is not listed on any established stock exchange or national market system, the Company shall have the right to repurchase from the Participant the Shares of Restricted Stock purchased by Participant for which restrictions have lapsed upon the following terms: (A) the repurchase is made within ninety (90) days of the date Participant ceases to be a Service Provider at the Fair Market Value of the Shares as of the date of such termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock on any established stock exchange or national market system. Notwithstanding the foregoing, with respect to Restricted Stock issued to any Officer, Director or Consultant, the Company’s right to repurchase Shares of Restricted Stock for which restrictions have lapsed upon the date that Participant ceases to be a Service Provider as a result of termination for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 8(i) shall in any way limit the Company’s right to purchase Shares of Restricted Stock for which restrictions have not lapsed as set forth in the Award Agreement evidencing the applicable Award of Restricted Stock.
9.	Restricted Stock Units.
(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Subject to the limitations contained in Section 6, after the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.
(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.
(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
10.	Stock Appreciation Rights.
(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b) Number of Shares. Subject to the limitations contained in Section 6, the Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(b) relating to the maximum term and Section 7(d) relating to exercise and repurchase also will apply to Stock Appreciation Rights.
(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
11.	Performance Units and Performance Shares.
(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to the limitations contained in Section 6, the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period”, and will consist of any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.
(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
12.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any military leave of absence, sick leave of absence, or other leave of absence approved by the Company, provided that such leave is not for a period of more than ninety (90) days unless reemployment upon expiration of such leave is guaranteed by contract, statute, or Company policy, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary or other Affiliate. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.
Transferability of Awards. Unless determined otherwise by the Administrator (and subject to the provisions of Section 6 that provides that the Administrator cannot institute an Exchange Program), an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and the number, class, and/or price of shares of stock covered by each outstanding Award or make other reasonable adjustments, and the numerical Share limits in Section 3 and Section 6 of the Plan. The determination of any adjustment under this Section 14 will be made by the Administrator in its discretion. Notwithstanding the preceding, the number of Shares subject to any Award always will be a whole number.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator will not be required to treat all Awards similarly in the transaction.
In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.
For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.	Tax.
(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, or (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
(c) Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan are intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.
16.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.
Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.
Term of Plan. Subject to Section 19 of the Plan, the Plan will become effective upon its approval by the Company’s stockholders at the 2023 Annual Meeting of Stockholders. The Plan will continue in effect until terminated under Section 19 of the Plan, but no Options that qualify as Incentive Stock Options may be granted after ten (10) years from the Restatement Date.

19.	Amendment and Termination of the Plan.
(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.	Conditions Upon Issuance of Shares.
(a) Legal Compliance. The granting of Awards and the issuance and delivery of Shares under the Plan shall be subject to all Applicable Laws, rule and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Shares will not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws, rules and regulations and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
21.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22.
Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the Restatement Date. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

23.
Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of material Company and/or Subsidiary policies, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries. The Administrator may also require the application of this Section with respect to any Award previously granted to a Participant even without any specified terms being included in any applicable Award Agreement to the extent required under Applicable Laws.